File No. 33-72416
As filed with the Securities and Exchange Commission on
April 16, 1997
===================================================================
                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.  __
     Post-Effective Amendment No. _4_


                                and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 4


                         BRIDGEWAY FUND, INC.

          (Exact name of Registrant as Specified in Charter)

       5650 Kirby Drive, Suite 141,  Houston, Texas  77005-2443

                (Address of Principal Executive Office)

                            (713) 661-3500

         (Registrant's Telephone Number, Including Area Code)

                    JOHN N.R. MONTGOMERY, PRESIDENT
                  Bridgeway Capital Management, Inc.
       5650 Kirby Drive, Suite 141,  Houston, Texas  77005-2443

                (Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practical after the effective date of this Registration Statement under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder, the Registrant hereby declares that an indefinite number of its shares of beneficial interest is being registered by this Registration Statement.
=================================================================
It is proposed that this filing will become effective
     [ ]  immediately upon filing pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a) (1)
     [x]  75 days after filing pursuant to paragraph (a) (2)

BRIDGEWAY

FUND, INC.


ULTRA-SMALL COMPANY
PORTFOLIO

AGGRESSIVE GROWTH
PORTFOLIO

SOCIAL RESPONSIBILITY
PORTFOLIO



PROSPECTUS

June 30, 1997



BRIDGEWAY CAPITAL MANAGEMENT, INC.

INVESTMENT ADVISOR
5650 KIRBY DRIVE, SUITE 141
HOUSTON, TX 77005-2443
713 661-3265
800-661-3550


[LOGO GRAPHIC OMITTED]
               B  R  I D  G  E  W  A  Y



TABLE OF CONTENTS

Table of Fees and
Expenses...............................................2
Risk Factors...........................................3
Investment Objectives and Policies.....................6
Disclaimers............................................9
Reimbursement Fees for Purchases and Redemptions.......9
Principal Investment Restrictions......................10
Management of the Fund.................................11
Code of Ethics.........................................12
Distribution of Fund Shares............................12
How to Purchase Shares.................................13
Net Asset Value........................................14
How to Redeem Shares...................................14
Exchange Privilege.....................................15
Dividends and Tax Status...............................16
Performance Information................................16
General Information....................................16

PROSPECTUS  June 30, 1997


BRIDGEWAY
FUND,  INC.


Bridgeway Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company commonly referred to as a mutual fund. The Fund is organized as a series fund and has five portfolios, the Bridgeway Ultra-Small
Company Portfolio, Bridgeway Ultra-Small Index Portfolio,
Bridgeway Aggressive Growth Portfolio, Bridgeway Social
Responsibility Portfolio, and Bridgeway 30 Industrials Portfolio. All five have an investment objective of providing total return
(capital appreciation and current income), but the first three primarily target capital appreciation. All are intended as long-term investments. THE FUND
STRONGLY DISCOURAGES SHORT-TERM
TRADING OF ITS SHARES. The Aggressive Growth
Portfolio uses more aggressive investment techniques, while the Ultra-Small Company and Ultra-Small Index Portfolios exhibit higher than average short-term volatility. There can be no assurance that the Portfolios will achieve their investment objectives. These Portfolios will pursue their objectives by investing primarily in a diversified portfolio of common stocks. The Aggressive Growth and Social Responsibility Portfolios may use leverage (borrowing or derivaties), may hedge risk with short sales, and may use other investment techniques. See: "Risk Factors" (page 3) and
Summary of Techniques Used (page 4). Shares of each portfolio are sold at their net asset value without a sales charge and there are no distribution charges paid by the Fund.



This prospectus concisely sets forth the information about the Fund that a prospective investor should seek to learn before investing. Investors are advised to read this prospectus and retain it for future reference. A Statement of Additional Information, dated June 30, 1977 has been filed with the Securities and Exchange
Commission and is available without any charge by writing or calling the Fund at the address or phone number listed on the back cover. The Statement of Additional Information is incorporated into this prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF FEES AND EXPENSES
 (for each portfolio)

                                                      ULTRA-SMALL   ULTRA-SMALL   AGGRESSIVE       SOCIAL         BRIDGEWAY
SHAREHOLDER TRANSACTION EXPENSES:                       COMPANY       INDEX         GROWTH     RESPONSIBILITY   30 INDUSTRIALS
------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Load Imposed on Purchase                  None          None          None          None            None
 Maximum Sales Load Imposed on
    Reinvested Distributions                             None          None          None          None            None
 Deferred Sales Load                                     None          None          None          None            None
 Redemption Fees                                         None          None          None          None            None
 Purchase Reimbursement to Portfolio#                    None          1.5%          None          None            0.07%
 Redemption Reimbursement in Down Markets#               None          2.0%          None          None            2.0%

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS):
-------------------------------------------------------------------------------------------

 Management Fees (after waivers)*                        0.00%         0.50%         0.00%         0.00%           0.00%
 12b-1 Fees                                              0.00%         0.00%         0.00%         0.00%           0.00%
 Other Expenses (after reimbursements and waivers)**     1.97%         0.25%         1.97%         1.48%           0.07%
 Total Fund Operating Expenses (after reimbursements
    and waivers) **                                      1.97%         0.75%         1.97%         1.48%           0.15%


#No transaction fees of any kind accrue to the Fund Adviser. The index porfolio reimbursement fees are assessed to partially offset the potentially dilutive effect to current long term shareholders from future purchases. (See "Reimbursement Fees for Purchases and Redemtpions" on page 9.)


*Management fees for the fiscal year ending June 30, 1996 before waivers were 0.90%, 1.09%, and 0.67% for the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios, respectively. Due to the performance fee adjustment feature contained in the advisory contract, the management fee may be as low as 0.2% or as high as 1.6% for the Aggressive Growth and Social Responsibility Portfolios. The management fee for the Ultra-Small Company Portfolio is a constant 0.9% except that the fee for the Ultra-Small Company Portfolio during the period that the portfolio's net assets range from $27.5 to $55 million will be a flat $495,000 annually, subject to a maximum rate of 1.49%. The management fee will be a constant 0.5% for the Ultra-Small Index Portfolio and 0.08% for the Bridgeway 30 Industrials Portfolio. (See Management of the Fund, pages 11-12.)

**Other expenses for the fiscal year ending June 30, 1996 before reimbursements and waivers were 2.17% for Ultra-Small Company, 4.64% for Aggressive Growth, and 16.13% for Social Responsibility. Other expeneses for the Ultra-Small Index and Bridgeway 30 Industrials Portfolio are estimated as they are new as of the date of this prospectus. The Adviser has undertaken to reimburse the fund for any operating expenses over 2.0% for Ultra-Small Company and Aggressive Growth, 1.5% for Social Responsibility, 0.75% for Ultra-Small Index and 0.15% for Bridegway 30 Industrials throught at least June 30, 1998. Total fund operating expenses before reimbursements and waivers during the fiscal year were 3.07%, 5.73% and 16.80% of average net assets for the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios, respectively.


Example:

You would pay the following expenses on a $1,000 investment assuming,
(1) expenses at the 6/30/97 rate of 2.0% for the Ultra-Small Company and Aggressive Growth Portfolios and 1.5% for the Social Responsibility Portfolio, 0.75% for the Ultra-Small Index Portfolio, and 0.15% for the Bridgeway 30 Industrials Portfolio, (2) purchase reimbursement fees of 1.5% of the net value of shares purchased (Ultra-Small Index only) and 0.07% (Dow Jones 30 Index only), (3) a 5% annual return and (4) redemption at the end of each time period not in a major market decline (see "reimbursement fees" on page 9):



   ULTRA-SMALL COMPANY &    SOCIAL            ULTRA-SMALL       BRIDGEWAY
   AGGRESSIVE GROWTH        RESPONSIBILITY    INDEX           30 INDUSTRIALS
   1   Year      $20        1  Year   $15     1  Year   $8    1  Year    $2
   3   Years     $62        3  Years  $47     3  Years  $23   3  Years   $5
   5   Years     $106       5  Years  $80     5  Years  $40   5  Years   $8
   10  Years     $229       10  Years $176    10 Years  $90   10 Years   $19



The amounts listed in this example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear. Redemptions by mail (up to four per year or through the automatic withdrawal plan) incur no charges, but wire redemptions will incur a $15 charge to offset bank charges and administrative expense. Redemptions on any day when the Dow Jones
Industrial Average has declined more than 5% in the previous 5 trading sessions incur a 2% redemption fee
(Bridgeway 30 Industrials portfolio only) which accrues to the portfolio.


                                         BRIDGEWAY FUND, INC.
                                         FINANCIAL HIGHLIGHTS
                                 (for a share outstanding throughout the period)

                                     Ultra-Small Company Portfolio   Aggressive Growth Portfolio     Social Responsibility Portfolio
                                       Year ended  8/5/94 to 6/30/95  Year ended  8/5/94 to 6/30/95  Year ended   8/5/94 to 6/30/95
                                     June 30, 1996       *           June 30, 1996        *          June 30, 1996        *
  Per share data
   Net asset value,
     beginning of period                $11.35         $10.33            $11.71           $9.89             $11.61        $9.85
   Income (loss) from investment operations:
       Net investment
         income (loss)                   (0.21)         (0.04)            (0.18)          (0.02)             (0.02)        0.07
       Net realized and
         unrealized gain                  6.03           1.07              5.22            1.84               3.11         1.70
                                   -----------       --------       -----------       ---------        -----------     --------
            Total from investment
                operations                5.82           1.03              5.04            1.82               3.09         1.77
   Less distributions to shareholders:
       Net investment income              0.00           0.00              0.00            0.00              (0.02)       (0.01)
       Net realized gains                (0.49)         (0.01)            (0.09)           0.00               0.00         0.00
                                   -----------       --------       -----------       ---------        -----------     --------
            Total distributions          (0.49)         (0.01)            (0.09)           0.00              (0.02)       (0.01)
                                   -----------       --------       -----------       ---------        -----------     --------
   Net asset value,
       end of period                    $16.68         $11.35            $16.66          $11.71             $14.68       $11.61
                                   ===========       ========       ===========       =========        ===========     ========

  Total return [1]                        52.4%       10.5%              43.3%       19.5%              26.6%       18.9%

  Ratios & Supplemental Data
   Net assets, end of period        $4,557,591     $667,536        $1,502,485     $276,272          $360,960      $64,421
   Ratios to average net assets: [2]
       Expenses net of waivers
          and reimbursements              1.97%       1.68%              1.97%       1.86%              1.48%       1.46%
       Expenses before waivers
          and reimbursements              3.07%       8.34%              5.73%      16.15%             16.80%      72.83%
       Net investment
          income (loss)                  (1.47%)      (0.65%)           (1.26%)      (0.30%)           (0.17%)      0.90%

   Portfolio turnover rate [2]           155.9%       103.6%            167.7%       139.9%             83.8%       71.7%
                                   ===========     ========       ===========    =========        ===========     ========

  [1] Not annualized for the period August 5, 1994 to June 30, 1995.
  [2} Annualized for the period August 5, 1994 to June 30, 1995.

  *  August 5, 1994 was commencement of operations

  See accompanying notes to financial statements.


THE DATA SET FORTH ABOVE HAS BEEN EXAMINED BY
COOPERS  & LYBRAND L.L.P., INDEPENDENT ACCOUNTANTS,
AND THEIR REPORT THEREON IS INCLUDED IN THE
STATEMENT OF ADDITIONAL INFORMATION. FOR FURTHER
INFORMATION ABOUT THE PERFORMANCE OF THE FUND,
REFER TO THE FINANCIAL STATEMENTS CAPTION OF THE
STATEMENT OF ADDITIONAL INFORMATION.


  RISK FACTORS


The Ultra-Small Company and Ultra-Small Index
Portfolios invest a majority of total assets in the common stock of very small companies. "Very small companies" are those with market capitalization the size of the smallest 10% of those listed on the New
York Stock Exchange. However, the majority of stocks in these Portfolios are listed on NASDAQ rather than the New
York Stock Exchange. The market price of very small company shares may exhibit greater volatility than large company shares.



The Adviser believes no other mutual fund are committed to investing long-term in companies this small. Indeed, according to Morningstar, only two other mutual fund has a median market capitalization as small as Bridgeway Ultra-Small Company Portfolio. and these do no have a plan to remain invested in companies this small. While ultra-small companies have historically had a higher average annual return than large stocks over the long term (25 years and more), they have also had commensurately higher volatility. Therefore, shareholders of this portfolio are exposed to above-average short-term risk.


On the downside, companies this small may have limited resources for expanding or surviving in a newly competitive environment, may lack depth of management, may have a limited product lines may lack of market "muscle," and may be more sensitive to economic downturns. On the upside, such companies may be more maneuverable in the marketplace, less bureaucratic, may respond quicker to changing market forces, may see a successful product add more to "the bottom line" in percentage terms, and if they survive an economic downturn, may "bounce back" faster.


While the Adviser attempts to limit some of the downside volatility inherent in this asset class in the Ultra-Small Company Portfolio (only) shareholders of both ultra-small company portfolios should expect significantly higher short-term price volatility than that experienced by shareholders of most other funds. The Adviser believes these Portfolios are more appropriate as a long term investment (at least 5 years, but ideally
10 years or more) for shareholders
who can accommodate short-term price volatility, or as a diversifier to a portfolio consisting primarily of larger stocks. They are not appropriate investments for short-term investors or those trying to time the market. (See "Frequent trading of fund shares,"



The Ultra-Small Company Portfolio will remain closed to new investors as long as the portfolio net assets exceed
$27.5 million, in order to ensure that the fund may remain actively invested in companies which the investment adviser believes are good investment opportunities. Closing this portfolio to new investors will result in a higher expense ratio than would otherwise be the case. It could also result in higher volatility since redemptions would not be offset by new purchases.


The Aggressive Growth Portfolio and the Social
Responsibility Portfolio may 1) borrow money from banks up to 50% of the net assets of the respective portfolios, and 2) purchase and sell futures and options on stock, index, interest rate and currency instruments, among others (see page 5 for a fuller description). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Fund's assets and the net asset value of its shares. The
Aggressive Growth Portfolio's higher turnover (more frequent trading) will expose it to increased cost and risk.
  The Aggressive Growth Portfolio may also purchase warrants, invest up to 5% of its assets in the securities of new issues or "unseasoned issues" which have been in operation less than three years, engage in short-term trading, invest up to 10% of its assets in foreign securities and ADR's listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio assets in a closed-end investment company, lend portfolio securities and engage in short sale transactions either against the box or by shorting securities of other issuers.
The Social Responsibility Portfolio may purchase the same type of securities and utilize the same investment techniques, except that it will only enter into short sale transactions against the box, will not invest in closed-end investment companies, and will not lend portfolio securities. These investment techniques may subject an investor to greater than average risks and costs.
  Foreign securities may be affected by the strength of foreign currencies relative to the U.S.
dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash in segregated accounts, also represent potentially higher risk for Aggressive Growth shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss.
The Aggressive Growth portfolio will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in money market or short term Treasury securities held by the Fund's custodian or broker or both. Shareholders of the Aggressive Growth portfolio could also bear higher risk through the lending of securities. If the borrowing broker were to become bankrupt, the Portfolio might experience delays in recovering its assets (even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term
Treasury securities.
  Although Bridgeway Capital Management, Inc.
(hereinafter referred to by name or as the "Manager", or the "Adviser"), believes that the investment techniques it employs to manage risk in the Aggressive Growth and Social Responsibility
Portfolios will further the Portfolios' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result.
The hedging techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indices or entered into short positions in individual securities offsetting some portion of the market risk. Thus, these Portfolios are appropriate investments only for investors who understand the investment practices to be employed by the Adviser and are able to accept the potential risks. The Adviser has managed no other registered investment company.
  The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Growth and Social Responsibility Portfolios to increase or decrease portfolio exposure to the stock market, interest rate, and currency market risk as indicated by statistical models of risk. (The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, the Aggressive Growth Portfolio of the Fund may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or
NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such nonhedging positions do not exceed 5% of its total net assets.
Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British
Pounds, crude oil, gold, and wheat among others.
Options and futures can be volatile investments and may not perform as expected. Potential risks associated with options and futures include 1) leverage risk (these instruments are designed to produce substantial value change relative to the amount invested, thus magnifying the risk of loss as well as potential gains), 2) dependence on the Adviser's ability to correctly predict market movement, 3) imperfect correlation between the price of options and futures contracts and the underlying securities being hedged, 4) the possibility of trading halts in options and futures, 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences, and 6) increased complexity of futures and options requiring a higher level of training for the portfolio manager and support personnel.
  The Adviser's goal in the Aggressive Growth and Social Responsibility Portfolios is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more).
(Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite
Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk. A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis.

The Bridgeway 30 Industrials Portfolio invests in the
30 large capitalization stocks which comprise the Dow Jones
Industrial Average. The Dow Jones Industrial Average is a registered trademark of Dow Jones & company. (See
"Disclaimers" page 9.) While these are larger, well established, and more stable companies, this portfolio may exhibit greater volatility (short-term risk) than other large capitalization index funds which invest in a larger number of companies. Also, while large companies tend to exhibit less short-term volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, the Bridgeway 30 Industrials
Portfolio may offer higher inflation risk (the risk that the portfolio value will not keep up with inflation) than the ultra-small company portfolios.

The Adviser invests in no tobacco company stocks except in the Bridgeway 30 Industrials Portfolio. However, the Adviser plans to become a shareholder activist to encourage more responsible corporate citizenship by any tobacco companies owned. If successful, this could increase such companies' costs, and diminish shareholder value. Investors who are not in agreement with this strategy may find this Portfolio an inappropriate investment for them.

  INVESTMENT OBJECTIVES AND POLICIES


Bridgeway Fund, Inc. ("the Fund") is a no-load, diversified open-end investment company or "mutual fund." The Fund is organized as a "series" fund and has five investment portfolios, the Bridgeway Ultra-Small Company
Portfolio, the Ultra-Small Index Portfolio, the Bridgeway
Aggressive Growth Portfolio and the Bridgeway Social
Responsibility Portfolio and the Bridgeway 30 Industrials
Portfolio.



The Ultra-Small Company and Ultra-Small Index
Portfolios seek to provide total return (primarily capital appreciation but also income) by investing at least 80% of total portfolio assets in very small companies. The Ultra-Small
Company Portfolio is actively managed, while the Ultra-Small
Index Portfolio invests passively in companies which comprise the CRSP Cap-Based Portfolio 10 Index. (This index is more fully described in the following paragraph.) For the purpose of measuring the 80% requirement, "very small company" will mean companies with market capitalizations less than the upper limit of the smallest 10% of the New York Stock Exchange
(NYSE). As of December 31, 1996 this upper limit is represented by companies of less than $94 million market capitalization, but will fluctuate with market prices. When investing or reinvesting portfolio funds, the investment adviser will not purchase the securities of companies larger than this limit unless at least 80% of the portfolio funds invested after such purchase would be invested in very small companies.
The Ultra-Small Company and Ultra-Small Index Portfolios may invest up to 5% of its assets in the securities of "unseasoned issuers" which have been in operation less than three years. The
Ultra-Small Company Portfolio may also invest up to 10% of its assets in foreign securities and ADR's listed on American exchanges. The annual portfolio turnover rate should normally be less than 150% for the Ultra-Small Company Portfolio and less than 30% for the Ultra-Small Index Portfolio, but the Index
Portfolio may be higher during the first two years of operations as assets build significantly.


At a shareholder meeting on October 15, 1996, shareholders voted 1)to close the Ultra-Small Company Portfolio to new investores any time net assets exceed $27.5 million, 2)to allow these shareholders to invest an additional amount equal to their previous net contributions for an extended period, and 3)to allow employees, directors, and participants in the pension plan of the Adviser or of the Fund to purchase any unsubscribed shares in item 2 or shares redeemed in the Portfolio. Restricting the number of shares outstanding will keep Portfolio assets small and will help to ensure that the Portfolio may remain actively invested in very small companies which the investment adviser believes offer good investment opportunities. See "Security Selection
Process" for more details of the security selection process.

The Ultra-Small Index Portfolio seeks roughly to meet the total return of the University of Chicago's Center for Research in Security Prices (CRSP) Cap-Based Portfolio 10 Index by investing in a representative sample of index companies. This
Index is comprised of all common stocks listed on the New York and American Stock Exchanges, and the Nasdaq National
Market (excluding unit investment trusts, closed-end funds, real estate investment trusts, americus trusts, foreign stocks, and American Depository Receipts) which are the size (market capitalization) of stocks in the smallest 10% of the New York
Stock Exchange. No other index or passively managed mutual fund is based on an index of companies this small. Similiar to other index funds, the actual return of this portfolio will likely underperform the Ultra-Small Index by an amount equal to the Portfolio expenses and transaction costs. The adviser seeks to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.75% annually if necessary, keeping portfolio turnover to a minimum, and by the purchase and redemption fees outlined under "Reimbursement Fees for Purchases and Redemptions." Because of the higher expense ratio, higher transaction costs, and investments in only a representative sample of index companies (the Adviser expects to own 300 or more during the first year), the tracking error of this Portfolio will likely be greater than that of the Bridgeway 30
Industrials Portfolio. The Adviser will consider selling the highest capitalization companies in the Ultra-Small Index Portfolio when necessary to keep the average market capitalization of the portfolio equal to that of the CRSP Cap-Based Portfolio 10 Index.
The Adviser will consider industry/sector representation, as well as certain economic factors (such as price to earnings ratios) when choosing companies to add to the Portfolio.

The Aggressive Growth Portfolio seeks to exceed the stock market total return (primarily capital appreciation but also income) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).
While the portfolio may hold some higher dividend paying stocks, it is expected that the Portfolio will normally have a dividend yield of less than the stock market as a whole. Thus, investors seeking income as a major portion of total return should not invest in this portfolio. There can, of course, be no assurance that the objective of total return or level of risk will be realized. This
Portfolio may use bank debt primarily for leverage.
Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in Risk
Factors. Normally, the Portfolio will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, the Portfolio exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by the estimated portfolio beta. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase
(decrease) in the portfolio. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the investment adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.
  The portfolio turnover rate (buying and selling frequency) will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts.
  In summary, this Portfolio seeks to 1) exceed the stock market total return 2) at a level of total risk roughly equal to the stock market over longer periods of time. Due to the possibility of a decline in total value, this Portfolio is not an appropriate investment for short term investors or those who cannot assume the inherent risks. See
"Security Selection Process" for more details of the security selection process. No form of fundamental or technical analysis, including that employed by the Adviser, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis.


  The Social Responsibility Portfolio seeks to exceed the stock market total return (primarily capital appreciation but also income) at a level of total risk roughly equal to or less than that of the stock market over longer periods of time (three years or more) by investing in companies with social criteria generally in line with those of its shareholders as determined by survey. Each shareholder is entitled and encouraged to participate in this survey by submitting a survey form when opening a new account or anytime thereafter by requesting a new form from the Fund.
The Adviser presently ranks about 680 companies according to the following criterias measured by the Council of Economic Priorities ("CEP"): the company's environmental record, charitable giving record, advancement of minorities in the workforce, community outreach, family benefits, workplace issues, animal testing and disclosure of information. With the exception of military contracts and animal testing, "more" is understood to mean "better." The CEP is a New York City based not-for-profit public interest research organization that has conducted research in the field of corporate social responsibility for more than two decades.



After determining shareholder
weights (proportional to the number of Portfolio shares owned) of each of these criteria, the Adviser ranks each of these companies. Thus, the rankings should proportionally reflect the weightings of each surveyed shareholder, and could consequently change over time. The Fund invests at least 65% of its total assets in the companies in the top fifth of the ranking and at least 95% of its common stock investments in the companies contained in the top half of the ranking. The
Adviser monitors CEP company ratings quarterly.
The social criteria may change in the future as a result of the majority vote of the Fund's Board of Directors, or as more or different information is made available to the Adviser. The Advisor currently suppliments CEP research with its own research on other companies using the same 10 social criteria. The Adviser excludes or sells from the portfolio companies which a majority of surveyed shareholders choose to exclude. As of the date of this prospectus, the Adviser excludes companies in the tobacco and gaming industries.
This Portfolio may use bank debt for leverage and index futures and stock and index options to hedge market risk. Using hedging strategies, the Portfolio's exposure to market risk may be as low as 50% of the market, or as high as 150% of the market as measured by the estimated portfolio beta.
A portfolio beta of 150% means that a 1% increase
(decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. While somewhat higher in the first two years of operations, the turnover rate of this portfolio should be 50% or less on an annual basis in the future.


  In summary, this Portfolio seeks to 1) exceed the stock market total return, 2) at a level of total risk roughly equal to or less than the stock market over longer periods of time, 3) by investing in companies with social criteria generally in line with those of its shareholders. There can be no assurance that any of the Portfolio's objectives will be realized. No form of fundamental or technical analysis, including that employed by the Adviser, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in Risk Factors. See "Security Selection Process" for more details of the security selection process.

The Bridgeway 30 Industrials Portfolio seeks to meet the total return of the Dow Jones Industrial Average (DJIA) of 30 large capitalization cyclical companies by investing in these same
30 companies. Composition of this Portfolio will change along with that of the index. Similiar to other index funds, the actual return of this portfolio will likely underpoerform the DJIA by an amount equal to the Portfolio expenses and and transaction costs. The adviser seeks to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually if necessary, keeping portfolio turnover to a minimum, and by the purchase and redemption fees outlined under "Reimbursement
Fees for Purchases and Redemptions" (page 9). As a result of index recomposition and some redemptions, the turnover for this portfolio should be less than 10% annually, but could be higher in the first two years as assets are building significantly.


SECURITY SELECTION PROCESS. In determining which securities to purchase for the actively managed portfolios, the Adviser reviews potential companies that meet its market capitalization, earnings history, liquidity and other fundamental and technical criteria and then analyzes this grouping from an industry perspective. Because different industries have varying risk and growth characteristics depending on prevailing economic and market conditions, valuation considerations vary. It is expected that all or substantially all (more than 95%), of the equity securities held by the Fund will trade on the New York and American Stock Exchanges, and
NASDAQ.


       SUMMARY OF INVESTMENT TECHNIQUES USED:
                                   ULTRA-SMALL ULTRA-SMALL  AGGRESSIVE  SOCIAL          BRIDGEWAY
                                   COMPANY     INDEX        GROWTH      RESPONSIBILITY  30 INDUSTRIALS
Borrowing (leverging)              No            No            Yes         Yes              No
Hedging                            No            No            Yes         Yes              No
Options (stock index)              No            No            Yes         Yes              No
Futures (stock index)              *             *             Yes         Yes              No
Options (other)                    No            No            Yes         No               No
Futures (other)                    No            No            Yes         No               No
Short-sales                        No            No            Yes         No               No
Warrants                           No            No            Yes         Yes              No
Foreign companies/ADR's            Yes           No            Yes         Yes              No
Closed-end investment companies    No            No            Yes         No               No
Lending securities                 No            No            Yes         No               No
New issues/Unseasoned companies    Yes           Yes           Yes         No               No
High turnover                      Yes           No            Yes         No               No
Short-term trading                 Yes           No            Yes         No               No

* THE ULTRA-SMALL COMPANY PORTFOLIO MAY ONLY TAKE
TEMPORARY, LONG, STOCK INDEX FUTURES POSITIONS TO
OFFSET THE EFFECT OF CASH HELD FOR FUTURE INVESTING
OR FOR POTENTIAL REDEMPTIONS. NO MORE THAN 35% OF
PORTFOLIO NET ASSETS WILL BE AT RISK IN THIS
LIMITED USE OF STOCK INDEX FUTURES.

  The equity securities in which the Fund will invest consist of common stocks, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser.
The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard
& Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser.
The Fund may also invest in the following debt securities: 1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), 2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and 3) those supported by the right of the issuer to borrow from the U.S. Treasury
(e.g. "FNMA" securities).




  It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities.
These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.


DISCLAIMER--CENTER FOR RESEARCH IN
SECURITIES PRICES AND DOW JONES & CO., INC.
Neither Bridgeway Ultra-Small Index Portfolio nor the Bridegway 30 Industrials Portfolio is sponsored, sold, promoted, or endorsed by University of Chicago's
Center for Research in Securities Prices (CRSP) or Dow
Jones & Company, Inc., the organizations which created and maintain the CRSP Cap-Based Portfolio 10 Index and the Dow Jones Industrial Average. Neither organization makes any representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio sepecifically. Neither CRSP nor Dow Jones & Company have any obligation or liability with respect to the Fund portfolios or their sharehodlers. "Dow Jones" is a registered trademark of Dow Jones & Company, Inc.

REIMBURSEMENT FEES FOR PURCHASES AND REDEMPTIONS

Ultra-small companies have significant trading costs, in particular wide bid/ask spreads. While these costs are minimal for DJIA companies, even these costs can add up to significant amount when portolio assets grow multifold in a year.
In order to eliminate the dilutive effect of such trading costs, the index portfolios will sell shares at a price equal to the net asset value of the units plus an additional 1.5% purchase reimbursement fee for the Ultra-Small Index Portfolio and 0.07% for the Bridgeway 30 Industrials Portfolio. The amount of the reimbursement fees represent management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by these portfolios. They are meant to benefit the long-term shareholder against the potentially dilutive effect of later share purchases by other shareholders. The amount of this fee is reviewed and may be adjusted annually by the Fund Board of Directors. It is paid to the portfolio and does not represent a load which accrues to the Adviser or other organization. The reimbursement fee is waived for shares purchased through dividend reinvestment and also for shares purchased on the first day of trading, July 2, 1997.

In order to minimize transaction costs and the negative tax consequences (for taxable accounts) of high turnover, the Board of Directors of the two index portfolios may impose a 2% redemption reimbursement fee for sharehodlers who redeem in a down market. Specifically, this fee may be imposed any time the DJIA (without dividends) has declined more than 5% over the previous 5 trading days. The adviser beleives this redemption reimbursement fee will discourage potential shareholders who would engage in panic selling which increases transaction costs and capital gains distributions.


  PRINCIPAL INVESTMENT RESTRICTIONS

The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the Investment Company
Act of 1940, referred to as the "1940 Act").

Each Portfolio's investment objective is such a fundamental policy. In addition, as a matter of Fundamental policy, (i) at least 75% of each portfolio's total assets are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the portfolio and to not more than 10% of the outstanding voting securities of such issuer and
(ii) no portfolio may borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's net assets.
However, the Aggressive Growth and Social
Responsibility Portfolios may borrow money for investment purposes up to 50% of net assets prior to such borrowing as described earlier. Additional information about the Fund's fundamental policies and other investment restrictions is contained in the Statement of Additional Information.
  In addition, the Fund's operating policies preclude it from making certain investments if thereafter more than 10% of the value of its net assets would be so invested. The investments included in this 10% are (i) those which are restricted, i.e. those which cannot freely be sold for legal reasons (which the Fund does not expect to own); and (ii) investments for which market quotations are not readily available (which the Fund does not expect to own).


     MANAGEMENT OF THE FUND

The Fund's Board of Directors decides on matters of general policy and reviews the activities of the Fund's Adviser, and the Fund's officers conduct and supervise its daily business operations. Bridgeway
Capital Management, Inc. (the "Adviser"), 5650
Kirby Drive, Suite 141, Houston, Texas 77005-2443, acts as the investment adviser to the Fund, subject to the control of the Fund's Board of Directors.
The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser.
The Adviser is controlled by its President John N. R.
Montgomery and his family.  From 1985 to 1992 Mr.
Montgomery gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund. Mr. Montgomery is solely responsible for managing the assets of the Funds and selecting the securities that each Portfolio will purchase and sell, although he will be assisted by other employees who will provide him with research assistance. He has earned graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business
Administration. Mr. Montgomery has been a research engineer/project manager at the Massachusetts
Institute of Technology, has served as an executive with transportation agencies in North Carolina and Texas, and founded Bridgeway Capital Management,
Inc. in July, 1993.



  The Adviser is responsible for the investment and reinvestment of the Fund's assets, provides the Fund with executive and other personnel, office space and other facilities and administrative services, and supervises the Fund's daily business affairs. It formulates and implements a continuous investment program for the Fund, consistent with the investment objective, policies and restrictions of each of its Portfolios. Under the Management
Contract with the  Advisor, the Ultra-Small Company
Portfolio pays the Adviser a flat 0.9% annual management fee, the Ultra-Small Index Portfolio pays a flat 0.5% annual fee, and the Bridgeway 30 Industrials Portfolio pays a 0.08% annual fee, computed daily and payable monthly.
However, the fee for the Ultra-Small Company Portfolio during the period that the net assets range from $27.5 to $55 million will be paid as if the Portfolio had $55 millionunder management (that is $55 million time .009 equals $495,000), subject to a maximum
1.49% annual rate. The Ultra-Small Company Portfolio fee is higher than the fee paid by most investment companies to their Adviser, but lower than the average of new "micro-cap" funds.
The board of directors has determined that this fee is appropriate for this type of "very small-cap" fund and the "ultra-small" charter.

The Aggressive Growth and Social Responsibility
Portfolios of the Fund pay the Adviser a base annual management fee, computed daily and payable monthly of 0.90% of the Fund's average daily net assets (also higher than that paid by most investment companies), which will be adjusted upwards or downwards by 4.67% of the difference between the investment performance of each Portfolio and the investment performance of the Standard & Poor's Composite 500 Stock Index
(hereinafter, the "Index") over a 5 year rolling period of time. No adjustment will be made when that difference is less than or equal to 2%. The performance adjustment rate will range from -.7% to +.7%. Thus, depending on portfolio performance, the Aggressive Growth and Social Responsibility
Portfolios could pay a total annual advisory fee as low as 0.2% (among the lowest in the industry) or as high as 1.6% (among the highest in the industry). In accordance with the graph and table on page 10, the Fund could pay a higher fee when both the Fund's performance and the S&P 500 Index performance are negative (e.g. if the Fund performance were -10%, but the S&P 500 Index performance was -13%); also the Fund could pay a lower fee when both performances were positive
(e.g. if the Fund performance was 10% but the S&P
500 Index performance was +13%).


AGRESSIVE GROWTH & SOCIAL RESPONSIBILTY PORTFOLIO
SAMPLE TOTAL MANAGEMENT FEES*
(BASED ON FUND RELATIVE PERFORAMANCE)

FUND PERFORMANCE              TOTAL MANAGEMENT
RELATIVE TO S&P 500           FEE
 21.0%                        1.60%
 18.0%                        1.60%
 15.0%                        1.60%
 12.0%                        1.46%
 9.0%                         1.32%
 6.0%                         1.18%
 3.0%                         1.04%
 2.0%                          .90%
 0.0%                          .90%
-2.0%                          .90%
-3.0%                          .76%
-6.0%                          .62%
-9.0%                          .48%
-12.0%                         .34%
-15.0%                         .20%
-18.0%                         .20%
-21.0%                         .20%

* THIS TABLE APPLIES TO THE AGGRESSIVE GROWTH AND
SOCIAL RESPONSIBILITY PORTFOLIOS ONLY.


  Since the Fund does not have a five year operating history, the performance rate adjustment will be calculated as follows during remainder of the initial five year period of operations through September 30, 1999.


  From April 30, 1995 through Sept. 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the Index over the number of quarters that have elapsed since the Fund began operations. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running 5 year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. From July 1, 1995 to June
30, 1996,  the Ultra-Small Company, Aggressive
Growth, and Social Responsibility Portfolios waived management fees of $14,056, $8,037 and $1,416 respectively to the adviser.

  In addition to the fees payable to the Adviser, the Fund is responsible for its operating expenses, which include such items as interest, taxes, legal and audit expenses, and custodian and shareholder servicing agent fees. See Statement of Additional
Information for more information as to the Fund's
Board of Directors, Officers, the Adviser and the Fund's operating expenses.


  In placing orders for the Fund's portfolio transactions, the Adviser's policy is to seek "best execution", i.e. prompt and efficient execution at the most favorable price. In seeking to achieve this combination, the Adviser evaluates factors such as the overall quality and reliability of dealers and services they provide, including general execution capability, reliability, operational capacity and financial condition.
Subject to this policy, the Adviser also is


CODE OF ETHICS


Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. The Fund portfolio manager is encouraged to invest in shares of the Fund and is not allowed to invest in shares of equity securities which the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics. Neither the Fund nor the Adviser takes part in directed brokerage arrangements, pays soft dollar commissions or have a brokerage relationship with any affiliated organization. Copies of the mission statement and Code of Ethics may be obtained from the Fund. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to call the Fund President directly at 800-661-3550.


DISTRIBUTION OF FUND SHARES


The Ultra-Small Company Portfolio is now closed to new investors, and will remain so unless nets assets drop below $27.5 million. Shares of the other Fund portfolios are offered at their net asset value without a sales charge as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. The Fund reserves the right to reject any order.
The Advisor may make payments out of its capital or profits of up to 0.35% of the average daily net assets attributable to broker/dealers or registered representatives including retirement plan consultants, that provide assistance in its efforts to distribute shares of the Fund.
Such payments and any other costs of distribution are made by the Advisor out of its own resources. The
Advisor is currently paying 0.35% of average net assets
(Aggressive Growth, Social Responsibility, and Ultra-Small Company Portfolios only) at its own - not the Fund's - expense to Fidelity Investment's Funds Network to be included in their no-transaction fee marketplace. The Adviser may consider additional such arrangements in the future. Any such distribution arrangement must be approved by a majority of independent Fund directors. On October
15, 1996 shareholders approved a 12b-1 plan whereby the Fund acts as its own distributor of its shares and the Adviser pays all distribution expenses of the Fund.


HOW TO PURCHASE SHARES--AGGRESSIVE GROWTH AND
SOCIAL RESPONSIBILITY PORTFOLIOS


The minimum initial direct investment without a transaction fee in the Aggressive Growth and Social Responsibility
Portfolios is $2,000 for individuals
and for retirement and other employee benefit plans.
(A potential shareholder may open an account with the Fund after committing to the automatic investment plan for a minimum 12 month period at a level of at least $200 per month as of 6/30/97.) The minimum subsequent investment without a transaction fee is $500. However, shares of these two portfolios are currently also available at lower minimums (e.g. $1,000) through at least one brokerage firm (Jack White) on a transaction basis (currently $27 per transaction). The Fund reserves the right to reject any order.


HOW TO PURCHASE SHARES--ULTRA-SMALL INDEX AND
   BRIDGEWAY 30 INDUSTRIALS PORTFOLIOS

The Ultra-Small Index and Bridgeway 30 Industrials Portfolios impose no minimum investment for shareholders who purchase shares on a fee for transaction basis through any broker than can demonstrate a resonably constant flow of investments. Such brokerage firms usually impose their own minimums in the range of $1,000 to $2,500. Currently three brokerage firms have qualified under this plan: Jack White, Fidelity, and National Investor Services Corp. (Waterhouse). Typical transaction fees range from $27 to $50, but do vary and may change. Minimum initial direct investments for purchase of Ultra-Small Index and Bridgeway 30 Industrials Portfolio shares is $1,000,000 (subject to increase by the Board of Directors), with a $250,000 minimum additional investment. The Ultra-Small Index and Bridgeway 30 Industrials Portfolios are subject to reimbursement fees as outlined above on page 9. The Fund reserves the right to reject any order.

TAX SHELTERED RETIREMENT PLANS
Shares of the Fund may be purchased for various types of retirement plans, including Individual
Retirement Plans (IRA's). For more complete information, contact the Fund at 800-661-3550.

PURCHASE BY CHECK
Investors may purchase shares by sending a check payable to Bridgeway Fund, Inc. together with the application form, to: Bridgeway Fund, Inc., 5650
Kirby Dr., Suite 141, Houston, TX 77005-2443, by mail or courier service, or over night courier.
Shares of the Fund will be purchased for the account of the investor at the new asset value next determined after receipt of the investor's application plus wire or check. Returned checks will incur a $10 charge.

PURCHASE BY WIRE


Investors may invest in the Fund by wire only by first sending by mail or facsimile (713-661-3587) a completed application. After receipt of the application, investments may be wired to the Fund's custodian bank at the following address:

  Compass Bank, ABA #113010547 for credit to Bridgeway
  Fund, account #70536749 and for further credit to (shareholder name and account number or social security number).

Mail the original application to the
Fund at the following address: Bridgeway Fund, Inc., 5650 Kirby Dr., Suite 141, Houston, TX
77005-2443.


AUTOMATIC PURCHASE BY MONTHLY BANK DRAFT

You can arrange to open an account with a minimum
$200 investment by agreeing to automatically purchase $200 or more of a single Portfolio's shares each month until at least a minimum of $2,400 is invested by sending a canceled check from your checking account and filling out the Automatic
Investment Plan section of the new account application.


  NET ASSET VALUE


The Fund's net asset value per share is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange
(currently 4:00 p.m. Eastern time). Purchase orders received or shares tendered for redemption on a day the Exchange is open for trading prior to the close of trading on that day will be valued at the close of trading on that day. Application for purchase of shares and requests for redemptions of shares received after the close of trading on the Exchange will be base on the net asset value as determined as of the close of trading on the next day that the Exchange is open. See
"Reimbursement Fees for Purchases and Redemptions" (page 9) for important information on purchase and redemption fees for Ultra-Small Index and Bridgeway 30 Industrials Portfolios.


The net asset value per share of each Portfolio is the value of the Portfolio's assets, less its liabilities, divided by the number of shares of the Portfolio outstanding. The value of the Fund's securities is determined on the basis of the market value of such securities. Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board of Directors determines that it does not represent a fair value.
See the Statement of Additional Information for further information.

  HOW TO REDEEM SHARES

A shareholder wishing to redeem shares by telephone may do so if appropriate information is supplied on the Account Registration Form. You can redeem shares by calling the Fund at 800-661-3550 (or in Houston 661-3265) prior to the close of the New
York Stock Exchange (currently 4:00 p.m. E.S.T.) to receive that day's price. The proceeds may be sent by check to your address of record only or by wire transfer to your bank account of record only on the next business day following your telephone request.
Wire transfers will incur a cost of $15 subtracted from the proceeds.


  A shareholder wishing to redeem shares may do so at any time by writing or delivering written instructions in proper form to: Bridgeway Fund, Inc., 5650 Kirby Drive, Suite 141, Houston, TX
77005-2443. Redemption requests by fax will not be accepted. The signatures on written instructions to redeem shares must be in the same name as the account shares, and must have a medallion guarantee by a member of a national securities exchange or a commercial bank. Most commercial banks are now part of the medallion program, but not all. A medallion signature guarantee is not the same as notarization, and an acknowledgment by a notary public is not an acceptable substitute. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents should be directed to the Fund at 800-661-3550 (or in Houston at 661-3265).


  The redemption request must specify the number of shares or dollars to be redeemed and be signed by all registered owners with signatures medallion guaranteed. The request will not be accepted unless it contains all required documents in proper form, as described above. If the request is in proper form, the shares specified will be redeemed at the net asset value next determined after receipt of the request.

SYSTEMATIC CASH WITHDRAWAL PLAN
You can arrange to automatically redeem shares in a set monthly or quarterly amount ($100 minimum) from your account and a check will be automatically mailed to you. An annual charge of $20 will be deducted for monthly amounts less than $500.
Simply fill out the Systematic Cash Withdrawal Plan section of the new account application when opening your account or request a new form from the Fund at anytime.

FREQUENT TRADING OF FUND SHARES

Except as provided under the systematic cash withdrawal plan above, the Fund discourages frequent redemptions or using the Fund as a short-term trading vehicle; it is intended for long term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among portfolios.


PAYMENTS
Payment for shares redeemed normally will be made within seven days of redemption and will be sent only to shareholders at the record address.
However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the Securities and Exchange
Commission. Payment may also be delayed for any shares purchased by check for a reasonable time
(not to exceed 15 days from the purchase date) necessary to determine that the purchase check will be honored. Payment for redemptions above $250,000 may be made by securities in kind.

REDEMPTION OF VERY SMALL ACCOUNTS
In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of proceeds of such redemption. The
Fund will give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

  EXCHANGE PRIVILEGE

A shareholder may redeem all or any portion of his or her Portfolio shares and use the proceeds to purchase shares of any other Portfolio offered by the Fund. Any such redemption of shares of another
Portfolio will be effected at the respective net asset values of such Portfolio. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. The registration of both the account from which the exchange is being made and the account to which the exchange is made must be identical.

  Exchange requests may be made in writing or by telephone. Exchange forms may be obtained by writing or calling the Fund at 800-661-3550 (or
661-3265 in Houston). Written requests should include the account number of both Portfolios if an account is already opened, and the amount of the exchange. If a new account is to be opened by the exchange, the registration must be identical to that of the original account. The Fund reserves the right, at any time and without prior notice, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Fund, the Fund reserves the right to terminate the exchange privilege of any shareholder who makes four or more exchanges or redemptions of shares in a year.

    DIVIDENDS AND TAX STATUS

The Fund declares dividends from net investment income and distributions from net capital gains annually and pays such dividends and distributions, if any, after year end or as otherwise required for compliance with Subchapter M of the Internal
Revenue Code. All dividends and distributions in full and fractional shares of the Fund will be reinvested based on the record date, unless the shareholder notifies the Fund that dividends are to be paid in cash.

  The Fund expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, under which all taxable income is expected to be distributed to shareholders. If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders, provided that at least 90% of its net investment income earned in the fiscal year is distributed. The Fund will be subject to a nondeductible 4% excise tax to the extent it does not distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. All dividends from net investment income together with distributions of net short-term capital gains
(collectively "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Long-term capital gains dividends will be taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned Fund shares.
Dividends and distributions are generally taxable to shareholders in the year in which received.
However, dividends and distributions in January of any calendar year will be treated for tax purposes as if received in the prior calendar year on the record date for the dividend or distribution, if the record date was in October, November or December. The Fund will notify each shareholder after the close of the calendar year both of the dollar amount and the tax status of that year's dividends and distributions.

  Gains realized from the sale of securities will be long or short term, depending on the length of time owned by the Fund. The Fund may be required to impose backup withholding at a rate of 31% from income dividends and capital gain distributions and upon payment of redemption proceeds if a shareholder does not comply with federal requirements relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends.

  PERFORMANCE INFORMATION

From time to time the Fund may quote its average annual return ("standardized return") in advertisements or promotional materials.
Advertisement and promotional materials reflecting standardized return ("performance advertisement") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

  The Fund's standardized yield may be referred to in advertising and promotional materials (all such materials are paid for by Bridgeway Capital
Management, Inc., the Fund's Advisor). The Fund's standardized yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's standardized yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements. Any non-standard performance measures will be accompanied by standard performance measures.

  In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or any combination thereof.
  All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares. The Fund's annual report contains the first year performance graph and discussion. Call
800-661-3550 for a free copy.

  GENERAL INFORMATION
The Fund was incorporated in Maryland on October
19, 1993. Shareholders are entitled to vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Directors and on other matter submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders be held.
No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. Coopers & Lybrand L.L.P.
serves as the independent auditors of the Fund.
River Oaks Trust Company acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this prospectus.

INVESTMENT ADVISOR
BRIDGEWAY CAPITAL MANAGEMENT, INC.
5650 KIRBY DRIVE, SUITE 141
HOUSTON, TX. 77005-2443


CUSTODIAN
RIVER OAKS TRUST COMPANY
2001 KIRBY DRIVE
HOUSTON, TX. 77019


TRANSFER AGENT
BRIDGEWAY CAPITAL MANAGEMENT, INC.
5650 KIRBY DRIVE, SUITE 141
HOUSTON, TX. 77005-2443



AUDITORS
COOPERS & LYBRAND L.L.P.
1100 LOUISIANA, SUITE 4100
HOUSTON, TX. 77002


BRIDGEWAY FUND, INC.
5650 KIRBY DRIVE, SUITE 141
HOUSTON, TX. 77005-2443
713 661-3265
800 661-3550

[LOGO]

                         BRIDGEWAY FUND, INC.

                 Statement of Additional Information


                        Dated June 30, 1997


This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund, Inc. (the "Fund"), dated June 30, 1997. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5650 Kirby Drive, Suite 141, Houston, Texas 77005-2443, telephone 800-661-3550 or in Houston 661-3265.



                          TABLE OF CONTENTS


                                                 Cross-
                                               reference
                                               to page in
                                       Page       the
                                               Prospectus
Investment Objective and Policies       2         6
Risk Factors                            2         3
Investment Restrictions                 6         10
U.S. Government Securities              7         9
Foreign Securities                      7         4
New Issues and Closed End Funds         8         4
Management                              8         11
The Management Agreement                9         -
Portfolio Transactions and Brokerage    13        12
Net Asset Value                         14        14
Redemption in Kind                      14        14
Taxation                                14        15
Performance Information                 15        16
General Information                     16        16
Financial Statements                    17         -

INVESTMENT OBJECTIVE AND POLICIES


The Fund was organized as a series fund with three initial portfolios or series: Bridgeway Ultra-Small Company Portfolio, Bridgeway
Aggressive Growth Portfolio, and Bridgeway Social Responsibility
Portfolio.  On June 30, 1997 the Fund added two new portfolios:
the Ultra-Small Index Portfolio and the Bridgeway 30 Industrials
Portolio. All of these Portfolios have as their investment objective to provide total return (capital appreciation and current income), but the Ultra-Small Company, Ultra-Small Index, and Aggressive Growth Portfolios focus primarily on capital appreciation.
The Portfolios' investment policies are described in the Fund's prospectus.


The Adviser uses hedging strategies to vary the Aggressive Growth and Social Responsibility Portfolios' exposure to market risk. The Adviser currently measures market risk by estimating future "betas" based on the historical betas of individual stocks which make up the portfolio. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio.

The Adviser may use up to 5% of the Aggressive Growth Portfolio's net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required to establish such positions in any one commodity may not exceed 2% of net
assets.   Subject to these two limiting constraints and applicable
laws, this portfolio (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.


The Ultra-Small Company and Ultra-Small Index Portfolios may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the fund were 96% invested in stocks and 4% in cash, and it wanted to maintain
100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed either the amount of portfolio cash or 35% of Portfolio total assets.


RISK FACTORS

A discussion of risk for each of the three Fund portfolios appears on pages 3-5 of the prospectus. Because the Ultra-small Company Portfolio invests in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. These statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data is Marc Reinganum, Journal of Portfolio Management, Spring 1992, and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 1995 Yearbook.

Short-term Risk

Table A below indicates that the short-term volatility of Ultra-Small stocks is much higher than that exhibited by large stocks, bonds, or Treasury Bills. Investors normally think of investments which exhibit low short-term volatility as "safe" or "conservative." Because of high volatility, it would be unwise to invest any money in ultra-small stocks (or even in large stocks) which an investor needs in a one year timeframe. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money which one needs in the immediate future in Bridgeway's Ultra-Small Company or Bridgeway's Ultra-Small Index Portfolio.


Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurately higher returns.

                          Table A
 Short-term Risk Characteristics of Various Asset Classes
                        (1926-1994)

                               Govt.  Corp.    Large    Small  Ultra-Small
                       T-Bills Bonds  Bonds   Stocks   Stocks       Stocks
Avg. Annual Return        3.7%  4.8%   5.4%    10.2%    12.2%        16.4%
Std. Deviation            3.3%  8.8%   8.5%    20.3%    34.5%        45.2%
Beta                       NA    NA     NA       1.0      1.4          1.7
Worst year decline         NA  -9.2%  -8.1%   -43.3%   -58.0%       -55.7%
Worst year (1940-1992)     NA  -9.6%  -8.1%   -26.5%   -30.9%       -31.2%
% of 1-year declines        0%   28%    23%      29%      30%          30%
% of 3-year declines        0%   15%    13%      13%      21%          18%
% of 5-year declines        0%    9%     5%      11%      14%          14%
% of 10-year declines       0%    2%     0%       3%       3%           0%



Long-term Risk

While most of the statistics on Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer timeframes. Assets which appear "safe" over the short-term are particularly vulnerable to the effects of inflation in the long-term.
Table B presents the worst 10-year cumulative return for each of these assets along with the percentage of 10-year periods from 1926 to 1994 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks are too risky for short-term investments, but are an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 10-year period.


<Captions>
                          Table B
  Long-term Risk Characteristics of Various Asset Classes
            ADJUSTED FOR INFLATION (1926-1994)

                                Govt.   Corp.    Large    Small  Ultra-Small
                       T-Bills  Bonds   Bonds   Stocks   Stocks       Stocks
Worst 10-year period    -40.6% -42.3%  -41.3%   -31.9%   -32.1%        +1.0%
% 10-year declines       46.6%  56.9%   50.0%    12.1%    10.3%         0.0%


Graphs One, Two, Three, and Four present this similar data from yet another viewpoint. Graph One shows both the higher historical return and greater volatility for ultra-small stocks versus these other asset classes. Graph Two presents the average annual return of stocks of the New York Stock Exchange from smallest size (category "1") to largest size (category "10") for the same period 1926 to 1994. Graph Three indicates the higher volatility of annual returns for the ultra-small stocks and the same ten stock size categories as Graph Two.
Graph Four shows the better protection against inflation for ultra-small stocks over a ten year timeframe versus the other nine size categories. According to data from Morningstar and Value Line, most "large cap" mutual funds have market capitalizations in the 9th and 10 size categories. Most "small cap" mutual funds have market capitalizations in the 4th through 6th size categories. Bridgeway Ultra-Small Company and Bridgeway's Ultra-Small Index Portfolios invests in stocks the size of the smallest category.

     ALL DATA SOURCE DATA IN THESE FOUR GRAPHS IS COPYRIGHT PROTECTED.  USED WITH
     PERMISSION FROM IBBOTSON ASSOCIATES AND MARC REINGANUM.

     EDGAR REPRESENTATION: Graph One--Growth of $1 Invested in 1926 (in dollars)

               Ultra-   Small  Large   Govt.
          Year  Small  Stocks Stocks   Bonds T-Bills
          1925      1       1      1       1      1
          1926      1       1      1       1      1
          1927      1       1      2       1      1
          1928      2       2      2       1      1
          1929      1       1      2       1      1
          1930      1       1      2       1      1
          1931      1       0      1       1      1
          1932      1       0      1       1      1
          1933      2       1      1       1      1
          1934      3       1      1       2      1
          1935      4       1      2       2      1
          1936      7       2      2       2      1
          1937      3       1      2       2      1
          1938      3       1      2       2      1
          1939      3       1      2       2      1
          1940      2       1      2       2      1
          1941      2       1      2       2      1
          1942      4       1      2       2      1
          1943     10       2      2       2      1
          1944     17       3      3       2      1
          1945     34       6      4       3      1
          1946     28       5      4       3      1
          1947     29       5      4       2      1
          1948     29       5      4       3      1
          1949     35       6      5       3      1
          1950     58       9      6       3      1
          1951     61       9      8       3      1
          1952     63      10      9       3      1
          1953     59       9      9       3      1
          1954    100      14     14       3      1
          1955    122      17     19       3      1
          1956    121      18     20       3      1
          1957    107      16     18       3      1
          1958    191      26     25       3      1
          1959    217      30     28       3      2
          1960    199      29     28       3      2
          1961    258      38     36       3      2
          1962    239      34     33       3      2
          1963    284      41     40       3      2
          1964    356      51     47       3      2
          1965    506      73     53       3      2
          1966    444      67     48       4      2
          1967    869     124     59       3      2
          1968  1,420     168     66       3      2
          1969  1,050     126     60       3      2
          1970    972     104     62       3      2
          1971  1,181     121     71       4      2
          1972  1,232     127     85       4      3
          1973    869      88     73       4      3
          1974    721      70     53       4      3
          1975  1,258     107     73       5      3
          1976  1,946     169     91       5      3
          1977  2,296     212     84       5      3
          1978  2,734     261     90       5      4
          1979  3,970     375    106       5      4
          1980  4,821     524    141       5      5
          1981  5,412     597    134       5      5
          1982  7,416     764    162       7      6
          1983 11,363   1,067    199       7      6
          1984 10,461     996    211       8      7
          1985 14,015   1,241    279      11      7
          1986 15,272   1,326    331      14      8
          1987 13,984   1,203    348      13      8
          1988 16,696   1,478    406      15      9
          1989 17,115   1,629    534      17     10
          1990 11,779   1,277    517      18     10
          1991 17,776   1,848    676      22     11
          1992 25,547   2,279    727      24     11
          1993 32,823   2,757    764      28     12
          1994 32,823   2,843    811      26     13

     Graph one shows the growth of five different investments over the last seven decades.  The top line
     (ultra-small stocks) shows the greatest growth over the whole period, but also bigger "dips" in periods of economic downturn and more variability/volatility proceeding across time (the "x-axis").
     Next in order of decreasing long-term returns and decreasing volatility are small stocks, large stocks, government bonds, and T-Bills.  The T-Bill line shows extremely steady, but mild growth over the full period.

     ALL DATA SOURCE DATA IN THESE GRAPHS IS COPYRIGHT PROTECTED.  USED WITH
     PERMISSION FROM IBBOTSON ASSOCIATES AND MARC REINGANUM.

     EDGAR REPRESENTATION: Graph Two--Avg. Annual Returns

     Avg. Annual Returns by Size (1926-1994)

                            Avg.
                           Annual
        Size of Co.        Return
        Ultra-Small         16.4%
             2              12.9%
             3              11.5%
             4              12.1%
             5              11.5%
             6              11.8%
             7              11.8%
             8              10.5%
             9              10.9%
           Large             9.0%

     Graph two shows company size across the x-axis, going from ultra-small on the left to large on the right.  The y-axis is average annual return for the seven decades of data.  The average annual returns are highest for ultra-small companies on the left side of the graph and generally decline as companies increase in size on the right.


     ALL DATA SOURCE DATA IN THESE GRAPHS IS COPYRIGHT PROTECTED.  USED WITH
     PERMISSION FROM IBBOTSON ASSOCIATES AND MARC REINGANUM.

     EDGAR REPRESENTATION: Graph Three--Short-term Volatility by Size (1926-1994)

                        Standard
                         Dev. of
                    	  Annual
        Size of Co.	     Returns
        Ultra-Small        45.8%
             2             35.9%
             3             32.8%
             4             31.2%
             5             27.8%
             6             28.2%
             7             27.0%
             8             23.8%
             9             22.5%
           Large           19.2%

     Graph three shows company size across the x-axis, going from ultra-small on the left to large on the right.  The y-axis is standard deviation of annual returns for the seven decades of data.  The standard deviation is highest for ultra-small companies on the left side of the graph and generally declines as companies increase in size on the right.


     ALL DATA SOURCE DATA IN THESE GRAPHS IS COPYRIGHT PROTECTED.  USED WITH
     PERMISSION FROM IBBOTSON ASSOCIATES AND MARC REINGANUM.

     EDGAR REPRESENTATION: Graph Four--Worst Inflation-Adjusted 10-Yr. Period (1926-1994)

                          Worst
                      Inflation
                       Adjusted
                         10-Yr.
        Size of Co.      Period
        Ultra-Small        1.0%
             2           -24.1%
             3           -33.5%
             4           -15.3%
             5           -25.1%
             6           -26.9%
             7           -29.0%
             8           -24.1%
             9           -32.9%
           Large         -31.6%

     Graph four shows company size across the x-axis, going from ultra-small on the left to large on the right.  The y-axis is the worst ten year returns, based on rolling ten year return periods over the last seven decades.  The worst ten year period for ultra-small stocks on the left is very slightly positive--1.0%.  The worst ten year period for the other sizes are substantially negative, but these are not in straight line order as each of the previous two graphs nearly were.


INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

As indicated in the following list, the Fund's three portfolios may not:

     1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

     2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

     3. Issue senior securities, except that the Aggressive Growth and Social Responsibility Portfolios may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow on a secured or unsecured basis from banks up to 5% of its total assets on an unsecured basis from banks for temporary or emergency purposes.


     4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, Ultra-Small Index, and Bridgeway 30 Industrials Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.



     5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Growth Portfolio may invest in any commodity options or futures.


     6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities which are secured by real estate and securities or companies which invest or deal in real estate.)


     7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Growth, Ultra-Small Index, and Bridgeway 30 Industrials Portfolios may lend its portfolio securities to others on a fully collateralized basis.


     8. Make investments for the purpose of exercising control or management.

     9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio.) (This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.)

     10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

     11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

     12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

     13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


     14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange). In addition, the Ultra-Small Company, Ultra-Small Index, and Bridgeway 30 Industrials Portfolios may not purchase any warrants.


     15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

     16. Invest in oil, gas or mineral related programs, partnerships or leases.

     17. Invest in securities of any open-end investment company as long as its securities are registered for sale in the State of California or held by California residents; unless, however, both a) any such investment does not include the payment of any sales load or sales charges and b) the Fund's investment adviser does not charge any management fee on the balances held in any such investment. The Fund may, however, invest cash in a money market fund for potential redemptions, awaiting reinvestment, or as a temporary defensive move.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES

The Fund may invest up to 10% of its assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards; (12) price volatility; and 13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADR's and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

NEW ISSUES AND CLOSED END FUNDS

The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers". These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund may also invest up to 5% of total assets in closed end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT

The overall management of the business and affairs of the Fund in vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

The directors and officers of the Fund and of the Adviser, their business address and principal occupations during the past five years are

                     Position
                     with the    Principal Occupation
                     Fund

John N.R.            President   President of the Fund and
Montgomery*          and         the Adviser, self employed
                     Director    from 12/1991 to 7/1993.
                                 Prior to that he was an
                                 executive with
                                 transportation agencies in
                                 Texas and N. Carolina and
                                 an engineer/project manager
                                 at MIT.

Karen S. Gerstner    Director    Attorney and managing
                                 partner, Dinkins Kelly
                                 Lenox Gerstner & Lamb, LLP
                                 Houston, Texas.

Miles Douglas        Director    Vice President, Wood,
Harper,III                       Harper, PC, a CPA firm in
                                 Houston, Texas, since
                                 2/1991, Senior Staff
                                 Accountant Pannell Kerr &
                                 Forster 1990-91, Senior
                                 Staff Accountant, Price
                                 Waterhouse 1986-90.


Glen Feagins         Treasurer   Vice-President/Treasurer of
                                 another mutual fund family
                                 from 1987 to 1992.  Self-
                                 employed consultant in the
                                 mutual fund industry and
                                 employee of Bridgeway Capital
                                 Management since 1994.


Joanna Schima        Secretary   Owner of small business
                                 1988-1993, prior to that,
                                 Telecommunications Manager
                                 for American Capital
                                 Management & Research,
                                 Inc., Houston, Texas

*denotes directors who are "interested persons" of the Fund under the 1940 Act.

The address of all of the Directors and Officers of the Fund is 5650 Kirby Drive, Suite 141, Houston, Texas, 77005-2443.


The Fund pays fees of $350 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During fiscal year 1996, the directors received the following compensation:


                   Aggregate      Pension or     Estimated Annual     Total
                 Compensation     Retirement      Benefits Upon    Compensation
Name of Director   from Fund   Benefits Accrued     Retirement    from the Fund
Karen Gerstner        $1,200          N/A              N/A           $1,200 /1/

Miles Douglas
Harper, III           $1,200          N/A              N/A           $1,200 /1/

John N.R.
Montgomery            $    0          N/A              N/A           $    0




/1/ The directors received this compensation in the form of shares of the Fund, credited to his or her account.

THE MANAGEMENT AGREEMENT


Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Fund by Bridgeway Capital Management, Inc., (the "Adviser") pursuant to an Investment Management Agreement dated May 26, 1994 as amended on September 4, 1996 (the "Agreement"). A second Investment Management Agreement dated May 26, 1997 addresses managment of the new portfolios (i.e. the Ultra-Small Index Portfolio and the Bridgeway 30 Industrials Portfolio).
The Adviser is a Texas corporation organized in 1993 to act as Adviser to the Fund and is controlled by Mr. John N. R. Montgomery and his family.



Under both Agreements, the Adviser will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. The Adviser also will supervise all matters relating to the operation of the Fund and will obtain for it corporate officers, clerical staff, office space, equipment and services.


As compensation for Adviser services rendered to the Ultra-Small Index and Bridgeway 30 Industrials Portfolios, and the charges and expenses assumed and to be paid by the adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

	.5% of the value of the Ultra-Small Index Portfolio's average daily net assets and
	.08% of the value of the Bridgeway 30 Industrials Portfolio's average daily net assets



As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Growth, Social Responsibility, and Ultra-Small Company Portfolios pays the Adviser a base fee computed and payable promptly after the last market day of each month at the following annual rate:

          .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;
          .875% of the next $250,000,000 of such assets; and .85% of such assets over $500,000,000,

except that the fee for the Ultra-Small Company Portfolio during the period that the Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had $55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.


For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

The Aggressive Growth and Social Responsibility Portfolio base fee described above will be adjusted each quarterly period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be paid monthly and will be one-twelfth (1/12th) of the resulting dollar figure.

The performance adjustment rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" or "S & P 500 Index") and will range from -.7% to +.7%; the performance rate adjustment will be calculated at 4.76% of the difference between the performance of the Fund and that of the Index, except that there will be no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.
The graph and table in the Prospectus (see "Management of the Fund") illustrate the relationship between the advisory fee and the fund performance relative to the Index.

The performance period shall consist of the most recent five year period ending on the last day of the quarter (March, June, September, and December) that the New York Stock Exchange was open for trading. For example, on February 15, 2000, the relevant five year period would be from Friday, December 30, 1994 through Friday, December 31, 1999.

The performance of the Index will be the 5 year percentage increase (or decrease) in the capitalization weighted S & P 500 Index with dividends reinvested. The Fund performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Fund performance will be in accordance with SEC standardized total return formula.

The adjustment to the Basic Advisory Fee will not be cumulative. An increased fee will result even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index and, conversely, a reduction in the Basic Advisory Fee will be made for a month even though the performance of the Fund over some period of time shorter than the performance Period has been ahead of that of the Index.

As indicated above, the Fund's expenses (including the monthly Basic Advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser, if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

Since the Fund does not have a five year operating history, the performance rate adjustment will be calculated as follows during the initial five year period.

      (a) From Fund inception through April 30, 1995, the performance rate adjustment was not operative. The advisory fee payable was the base fee only.
      (b) From April 30, 1995 through September 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the Index over the number of quarters that have elapsed since the Fund began operations. Each time the performance adjust-ment fee is calculated, it will cover a longer time span, until it can cover a running five year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

During the period from July 1, 1995 through June 30, 1996 and in accordance with the management fee schedules described above, the Adviser received the following advisory fees from each of the
Portfolios:

                      Advisory Fee    Expense       Waived        Waived
  Portfolio           Per Contract  Reimbursement Advis. Fees Accounting Fee

 Ultra-Small Company       $14,056         ($0)    ($14,056)      ($3,369)
 Aggressive Growth          $8,037     ($9,579)     ($8,037)     ($10,090)
 Social Responsibility      $1,416    ($21,098)     ($1,416)     ($10,090)

The Net Advisory Fees were paid at the end of each quarter after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking that "total Fund Operating Expenses would not exceed 2.5%." This is in accordance with Rule 260.140.85(a) of the California Code of Regulations dealing with expense limitations which the Fund has undertaken to comply with. The Adviser has been and is, as of the date of this prospectus, voluntarily reimbursing the Fund to maintain an expense ratio of 2.0%, 2.0% and 1.5% for the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios, respectively.

In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,
(5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) the cost of stock certificates (if any) representing shares of the Fund, (7) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (8) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (9) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (10) compensation of directors who are not interested persons of the Adviser, (11) interest expense, (12) insurance expense, and (13) association membership dues.

Under the Agreement, the Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan expected to be adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

The Agreement was first approved by the Board of Directors on January 17, 1994 and amended on September 4, 1996 by a majority of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors"). The current contract continues through June 30, 1997. If not terminated, the Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund. It's continuance was approved by unanimous vote of the Board of Directors, including a majority of directors not considered "interested persons" as defined in the 1940 Act, at a meeting held in person on May 3, 1995.

The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Agreement also may be terminated by the Adviser on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

In addition to the stringent code of ethics described on page 11 of the prospectus, the Adviser has a unique mission statement which sets it apart from others in the industry:

Our mission is to:

  - oppose and alleviate the effects of genocide and oppression,
  - support Christian service,
  - nurture educational causes, and
  - improve the quality of urban life.

Our role in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

  - uphold the highest standards of integrity.
  - maintain a long term risk-adjusted investment perfor-mance record in the top 5% of investment advisers,*
  - provide extraordinary service quality,
  - achieve a superior (efficient) cost structure, and

Our greatest resource is people.  Recognizing this, we strive to:

  - create a positive, fun, and challenging atmosphere,
  - provide fair compensation commensurate with performance,
  - give regular, peer feedback,
  - spend resources lavishly on hiring and training, and
  - value the family.

*The Adviser can not promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each quarterly report to shareholders.

The Adviser is also committed to donating a majority of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee can not be more than seven times that of the lowest paid employee. These policies should also contribute to lower Fund expense ratios as assets grow.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser also is authorized by the Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Adviser.

The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission that such determinations were in good faith, and to show the overall reasonableness of commission paid, the Adviser shall be prepared to show that commissions paid (i) were for services contemplated by the Agreement; and (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients, if any. Similarly, the research received for the commissions of such accounts may be useful to the Fund. In its last fiscal year ending June 30, 1996, the Fund's Portfolios paid brokerage commissions totaling $22,431, as follows:

                                       Brokerage
         Portfolio                  Commissions Paid
         Aggressive Growth               $ 5,869
         Social Responsibility           $   233
         Ultra-Small Company             $16,329

Since the Adviser's present policy is to conduct all of its own financial research and not to pay soft dollar commissions of any kind, brokerage decisions are currently made on the basis of price and execution only.

NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each of the Fund's Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18F-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gain) and net capital gain that is distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

In order to qualify for treatment as an RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to it business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

Dividends and Distributions
Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding
The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Total Return
Average annual total return quotations, used in the Fund's advertising and promotional material, for the 1,5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                    P((1 + T) raised to the power of n ) = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 years periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield
Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

    YIELD = 2 [ ( ( ( (a-b) / cd) + 1) raised to the power of 6) - 1 ]

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest;
(2) dividing the yield to maturity by 360 and multiplying

the resulting quotient by the market value of the obligation
(including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

Other Information

The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or CDA Investment Technologies, Inc. ("CDA"); Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or CDA; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets, and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

It is not contemplated that regular annual meetings of shareholders will be held. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

The following individuals own more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 1996.

                                           Percentage Ownership
                                          Ultra-  Aggr.   Social
Name                Address                Small  Growth  Respons.   Total
Hays, B.            2245 Maroneal                   5.3%              1.9%
                    Houston, TX 77030
Axness, W.          7522 Live Oak Dr.               5.6%              2.7%
                    Humble, TX  77396
Stevens, J. D.      3139 Prescott St                7.5%              3.6%
                    Houston, TX 77025
Kern, K.            4444 Richmond                  12.2%              5.8%
                    Houston, TX  77027
Technical Risks     2020 N. Memorial        6.0%    9.1%     23.6%    7.8%
                    Way Houston, 77007
Silard, J.          6916 Wilson Ln.                          15.1%    1.9%
                    Bethesda, MD 20817
Montgomery, J.      3214 Tangley                              7.9%    2.2%
                    Houston, TX 77005
Webb, J.            4211 Sunset Blvd                          5.4%    0.6%
                    Houston, TX  77005
Gross, G.           9202 Triola Lane                         16.2%    2.5%
                    Houston, TX  77036
Donaldson, Lufkin   P.O. Box 2052          10.9%                      8.3%
 and Jenrette & Co. Jersey City, NJ 07303


Total above                                16.9%    39.8%     8.2%   37.2%

All officers/directors                      1.9%     6.2%    12.5%    3.5%

FINANCIAL STATEMENTS

The Fund's 1996 Annual Report to Shareholders was mailed to shareholders on September 13, 1996; it will be sent to any other interested party upon written request to the Fund.

                                BRIDGEWAY FUND, INC.

                                       Part C

                                  OTHER INFORMATION


     Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements

          (b)  Exhibits

               1.  Charter of Registrant (Incorporated by reference)

               2.  By-laws of Registrant (Incorporated by reference)

               3.  Inapplicable

               4.  Inapplicable as By-Laws provide for no
                    stock certificates


               5.  Management Contracts for

                      The Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio (Incorporated by reference)

                      The Ultra-Small Company Index Fund and the
                      Bridgeway 30 Industrials Portfolio

               6.  Inapplicable

               7.  Inapplicable

               8.  Custodian Agreement (Incorporated by reference)

               9.  None as Registrant will act as its own transfer agent

               10. Opinion of Counsel (Incorporated by reference)




               11. Consent of Independent Auditors

               12. Inapplicable

               13. Investment Representation letter from initial
			        sharehholders(Incorporated by reference)

               14. Inapplicable

               15. 12b-1 Plan (Incorporated by reference)

               16. Inapplicable


     Item 25. Persons controlled by or under Common Control with Registrant
               NONE

     Item 26.  Number of Holders of Securities
                    (1)                                 (2)
                                               Number of Record Holders
            	 Title of Class                    as of June 30, 1996.

                 Ultra-Small Portfolio                        337
                 Aggressive Growth Portfolio                   75
                 Social Responsibility Portfolio               25


     Item 27.  Indemnification

          See Indemnification Section of By-Laws which is incorporated here by reference. Registrant will maintain with Rollins Executive Risk Services Directors and Officers Errors and Omissions liability insurance covering (among other things) amounts which Registrant may pay pursuant to the foregoing indemnification provisions.


     Item 28.  Business and Other Connections of Investment Adviser

          As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and will act as an Investment Adviser to other individuals, businesses, and registered investment companies.


     Item 29.  Principal Underwriters

	      Bridgeway Fund is the distributor of its own securities.

     Item 30.  Location of Accounts and Records

          Accounts and Records of the Registrant are maintained at the offices of the Registrant, its Adviser and Distributor at 5650 Kirby Drive, Suite 141, Houston, Texas 77005-2443. Custody records are maintained at the offices of the Registrant's Custodian Bank, River Oaks Trust Company, c/o Compass Bank at 2001 Kirby Drive, Houston, Texas 77005-2443.


     Item 31.  Management Services

          Other than as set forth under MANAGEMENT in the Statement of Additional Information, Registrant is not a party to any management related service contract.


     Item 32.  Undertakings

          Incorporated by reference.




   July 26, 1996


   Dear Fellow Ultra-Small Company Shareholder,

   Performance for our second fiscal year ending June 30, 1996 was outstanding! The Ultra-Small Company Portfolio was up 52.4%, roughly twice that of the broader market indexes. Our Portfolio ranked 20th of 357 small-company funds (6th highest percentile) and 30th of 1890 domestic equity funds (2nd highest percentile) for this period according to Morningstar.

   Our portfolio outperformed the Russell 2000 Index of small companies in each quarter of the fiscal year just concluded, in spite of the fact that large companies outperformed small companies for the fiscal year as a whole. I would normally expect the ultra-small asset class (companies the size of the smallest 10% of New York Stock Exchange companies) to shine brightly only during periods when small company indexes beat large company indexes, the long-term trend over the last seven decades. I attribute our excellent portfolio record over the last twelve months to the success of our statistical models used to select stocks with excellent appreciation potential but "dampened" downside risk. By "damped downside risk," I mean stocks which will go down less than the average ultra-small company in a market downturn; they will still probably go down more than large stocks, however. Time will tell. There hasn't been a true market correction since 1990.

   You may recall in my annual report one year ago that we had jettisoned one "value" model which had done poorly for us in the ultra-small sector in Fiscal Year 1995. This action has greatly decreased the number of stocks with a significant decline, while also freeing up more money for our other models. I am very pleased with the results of this action over the last twelve months. I am equally enthusiastic about our prospects over the next twelve months, as I recalibrate and fine tune our models. Of course, past performance is no guarantee of future returns, and the stock market as a whole may or may not cooperate with our future efforts. In any case, I am extremely pleased with the results of this last fiscal year. The graph below presents the growth of $10,000 invested in our portfolio on our inception date compared with two comparison benchmarks. The table on the following page presents our performance in the standardized format required by the SEC.

   Edgar Representation of Graph: Growth of $10,000 Invested in Various Funds and Indexes

              The graph shows the growth of $10,000 invested in Bridgeway
              Ultra-Small Company Portfolio, the S&P500 large company index, the Russell 2000 small stock index, and Lipper's
              Capital Appreciation Fund index over the two fiscal years that the Portfolio has been operational. The graph shows that these four theoretical investments were gradually increasing over this period. The Ultra-Small Company
              Portfolio lagged the other two performance benchmarks in the fiscal year ending June 30, 1995, but came "roaring back" to lead strongly by the end of the fiscal year ending June 30, 1996.

                                Aug-94   Sep-94   Dec-94   Mar-95   Jun-95   Sep-95	  Dec-95   Mar-96   Jun-96

Ultra-Small Company Portfolio  $10,000  $10,214   $9,725  $10,249  $11,047  $12,673  $13,598  $14,718  $16,838
Russell 2000 Index             $10,000  $10,514  $10,318  $10,793  $11,805  $12,960  $13,242  $13,921  $14,614
Lipper Small Co. Growth Funds  $10,000  $10,729  $10,716  $11,317  $12,365  $13,792  $14,084  $14,878  $16,083


  Performance Summary

  Your portfolio was up 14.2% during the June quarter, trouncing all our comparison benchmarks. For the fiscal year ending June 30, we were up 52.4%, also trouncing our performance benchmarks. I hope you'll take a minute to feast your eyes on the following table, which presents SEC standardized performance for the June quarter, one year, and life-to-date*:


                                                   June Qtr.      1 Year     Life-to-Date
                                                    3/29/96       6/30/95     8/5/94 to
                                                    to 6/28/96   to 6/28/96  6/28/96 **
         Ultra-Small Company Portfolio                 14.2%        52.4%        31.5%
         Lipper Small Co. Growth Funds*                 7.9%        19.6%        28.4%
         Russell 2000 (small growth stocks)*            5.0%        23.8%        22.1%




  *  The Lipper Small Co. Growth Funds is an  index of smaller company
     growth funds  compiled by  Lipper Analytical  Services, Inc.   The
     Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. Past performance does not guarantee future returns.

  ** Life-to-date returns are annualized; the June quarter period is not annualized.


  Detailed Explanation of Performance

  Thirty-six of our companies increased by at least 50% during
  the  fiscal  year.    The  highest   performer  was   Medicis
  Pharmaceutical, Inc.--up a whopping 451%!   This company  was
  undervalued when we bought it, then had a 14:1 reverse split
  and got  listed on  NASDAQ's major  market.   It  started to
  really get noticed by Wall Street as sales and earnings began to take off. Then there was the announcement of a new product which was very effective for acne. It's great when
  everything goes  right with  a  stock.   Our second  highest
  performer was Alta Gold, a gold exploration and production company (up a mere 235%). This company was an undervalued mining company when we bought it. Of course, it didn't hurt that they discovered significant additional gold shortly thereafter. On the other side of the ledger, we had only
  one company which declined 50% or more.   Inco Homes was one
  of the last stocks identified by  the value model we stopped
  using in  June, 1995.   It  declined 50%  when  an potential
  turnaround failed to materialize.  The  company was then out
  of compliance with loan covenants.   Ouch!  Fortunately, our
  portfolio is highly diversified and a single position usually makes up only 1 to 2% of portfolio net assets at the time we buy. Ultra-small companies are more volatile on an individual basis, and it is only when you average a large number of the positive and (hopefully not so many) negative returns together that you end up with the average return of the portfolio--which, however, this year was very strong. This wonderful list shows our best gainers for the year:

  Company                                   Total Return  Industry
  Medicis Pharmaceutical, Inc. (Class A)      451%        Drugs - Generic & OTC
  Alta Gold Company                           235%        Mining
  Diagnostic Health Services, Inc.            227%        Health Care
  Microlog Corporation                        166%        Telecommunications
  Fresh America Corporation                   165%        Food
  American Physicians Services Group          165%        Finance
  Microtek Medical, Inc.                      152%        Medical Equipment / Supplies
  Nobility Homes, Inc.                        152%        Building
  Ikos System, Inc.                           144%        Data Processing
  Zytec, Inc.                                 132%        Electronic Components, Controls
  Computer Telephone                          130%        Electronic Equipment
  Oshman's, Inc.                              109%        Leisure / Amusements
  Cyanotech Corporation                       108%        Medical Equipment / Supplies
  Nutrition for Life, Inc.                     91%        Retail Stores
  SMT Health Services                          88%        Health Care
  I-Flow Corporation                           85%        Medical Equipment / Supplies
  Chart Industries, Inc.                       85%        Machinery
  Xeta Corporation                             83%        Telecommunications
  Applied Microsystems, Inc.                   81%        Data Processing
  Unimark Group, Inc.                          75%        Food
  Atlantic Coast Airlines                      71%        Air Transportation
  Medical Resources, Inc.                      69%        Medical Equipment / Supplies
  Astronics Corporation                        69%        Containers
  PPT Vision, Inc.                             68%        Machine Tools
  Perfumania Inc.                              65%        Retail Stores
  Health Risk Management, Inc.                 64%        Health Care
  Tuesday Morning Corporation                  64%        Retail Stores
  Venturian Corporation                        64%        Machinery
  Laser Industries Ltd.                        63%        Specialty Instruments
  Alliance Imaging, Inc.                       62%        Health Care
  Spectran Corporation                         62%        Telecommunications
  Sigmatron International, Inc.                60%        Electronics
  Mesa Laboratories, Inc.                      59%        Medical Equipment / Supplies
  Comstock Resources, Inc.                     57%        Oil & Gas
  Facelifters Home System, Inc.                56%        Home Furnishings
  Biosource International, Inc.                51%        Medical Equipment / Supplies

  Top Holdings

  The top ten holdings as of June 30, 1996 are presented below. You will notice excellent diversification and no concentrated positions. This is part of our strategy to diversify strongly by industry and region. I pick one company at a time to add to the portfolio, and make no judgments about the direction of the market or the economy. Our one area of concentration, of course, is size--"smallest of the small." This is not a "tech fund," although we certainly have good exposure in the computer and electronics industries. It is also not an "IPO" (initial public offering) fund, although we typically have a few companies that went public within the last year. A full list of all holdings is attached to this letter in the financial statements.

      Company                            % of Net Assets    Industry

      STB Systems, Inc.                         3.6%        Data Processing
      Gantos, Inc.                              2.6%        Retail Stores
      One Price Clothing Stores                 2.2%        Retail Stores
      Funco, Inc.                               2.1%        Leisure - Amusement
      Comstock Resources, Inc.                  2.1%        Oil & Gas
      Embrex, Inc.                              2.0%        Drugs - Generic & OTC
      SCP Pool Corporation                      2.0%        Leisure - Amusement
      Symix Systems, Inc.                       2.0%        Data Processing
      Citation Computer Systems, Inc.           1.9%        Data Processing
      Spectran Corporation                      1.8%        Telecommunications
											   ----

      Total                                    22.3%


  Risk Disclosure

  When we registered to sell shares in Massachusetts earlier this year, the Massachusetts Securities Division asked us to expound
  upon the  risks  of small  stock  investing.   While  some of  the
  detailed explanation may be more conjecture than knowledge, higher short term risk associated with small companies is a statistical fact. Depending on how you measure it, ultra-small companies as an asset class have been anywhere from 27% to 120% riskier in the
  short term than  large stocks, based  on 70 years  of data.   In a
  recent Mutual Fund Magazine listing of aggressive growth funds, Bridgeway Ultra-Small Company was ranked less risky than just over half of these funds (the 53rd percentile). Even though we try to mitigate some of the short-term downside risk in our stock picking, we DO believe the Ultra-Small Company Portfolio is still riskier (that is more volatile in the short-term) than large company indexes. This is intuitive: in order to achieve higher
  long-term returns, you must  accept higher short-term risk.   What
  is not intuitive  is that you  may also be  doing  this  with  less
  long-term risk.    This  latter  argument  was  explained  in  our
  December, 1995  semi-annual  report.    This said,  the  following
  includes our current language on volatility and the language we drafted for Massachusetts (to be included in our next prospectus) on why this is so:

     "Very small companies" are those with market capitalization the size of the smallest 10% of those listed on the New York Stock Exchange. However, a majority of stocks in this
     Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The market price of very small company shares may exhibit greater volatility than large company shares.

     The Adviser believes no other mutual fund, as of the date of this prospectus, is committed to investing long-term in companies this small. Indeed, according to Morningstar's June 30, 1996 database, no other mutual fund has a median market capitalization as small as Bridgeway Ultra-Small Company Portfolio. While companies this small have historically had a higher average annual return than large stocks over the long term (25 years and more), they have also had commensurately higher volatility. Therefore, shareholders of this portfolio are exposed to above-average risk.

     On the downside, companies this small may have limited resources for expansion or to survive in a newly competitive environment, may lack depth of management, may have limited product lines and a lack of market "muscle," and may be more sensitive to economic downturns.

     On the upside, such companies may be more maneuverable in the marketplace, less bureaucratic, may respond quicker to changing market forces, may see a successful product add more to "the bottom line" in percentage terms, and if they survive an economic downturn, may "bounce back" faster.

     While the Adviser attempts to limit some of the downside volatility inherent in this asset class through its quantitative models, shareholders of this portfolio should expect significantly higher short-term price volatility than that experienced by shareholders of most other funds. The Adviser believes this Portfolio is more appropriate as a long term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate short-term price volatility, or as a diversifier to a portfolio consisting primarily of larger stocks. It is not an appropriate investment for short-term investors or those trying to time the market.

  Shareholder Vote

  A number of  shareholders have  indicated a desire  to be  able to continue to invest in the Portfolio after it closes to new investors. As a result, a few months ago we began studying the possibility of closing the Portfolio to new investors at $27.5 million (half the level stated in the prospectus and unprecedented in the mutual fund industry) and allowing investors to invest a like dollar amount through at least the end of 1997. As president of the investment advisory firm, I would prefer not to close the fund to new investors until we reach $55 million, since our fees are a function of assets under management. However, you may recall I have a majority of my own IRA funds in this Portfolio and as a shareholder, I would like to keep the Portfolio small as long as possible, which I believe helps our performance. So. . . you should receive notice of a special meeting of shareholders, proxy statement, and return envelope in the next week or two. Please be on the lookout for this important proxy material in the mail.

  Conclusion

  I trust you are pleased with Fiscal Year 1996. Remarkably, all three of Bridgeway's portfolios finished this fiscal year in the top 10% of their peer groups according to Morningstar. Of course, not every year will be this good. (Does anyone remember what a real correction looks like?) I plan to be fully invested when the next correction does occur. From my previous letters, you know I think that timing the economy and market is a poor investment strategy. The overall track record of professionals trying it is abysmal. The stock market is a long term investment, and I advise against putting money in any stock market instrument that you anticipate needing to spend in the next three years. For those of you who have been with Bridgeway at least a year, we have built up a tidy "surplus" against the next downturn.

  As always, I appreciate your feedback and suggestions. We have received a number of helpful comments and are always looking for ways to improve our service. The format of our quarterly account statement and the shareholder vote described above are just two examples. Please keep your ideas coming.

  Sincerely,


  /s/ John Montgomery
  John Montgomery

   July 26, 1996


   Dear Fellow Aggressive Growth Shareholder,

   Performance for our second fiscal year ending June 30, 1996 was outstanding. The Aggressive Growth Portfolio was up 43.3%. This record ranked our portfolio ninth of 89 aggressive growth funds (11th percentile) and 77th of 1890 domestic equity funds (5th percentile) according to Morningstar.

   For seven of the eight quarters since Portfolio inception, we have beaten our S&P 500 benchmark. We accomplished this each quarter in the last fiscal year, and in the last two quarters we "ran away from the pack." We nearly doubled the return of the Russell 2000 Index and Lipper's Aggressive Growth Index over the last year. We have seen our Portfolio appear among the top one-year performing aggressive growth funds in the charts of major newspapers, even though the fund remains too small to appear in the mutual fund quotations of the same publications. I'll settle for performance over fame any day. I trust it was as thrilling to review your own June quarter statement as it was for me.

   Performance Summary

   Your fund was up 11.2% during the June quarter, trouncing all our benchmarks for comparison. For the fiscal year ending June 30, we were up 43.3%.

   I hope you'll take a minute to feast your eyes on the following graph, which compares our performance to that of several benchmarks on a cumulative quarterly basis, and also to the table on the following page which presents SEC standardized performance for the June quarter, one year, and life-to-date*:

   Edgar Representation of Graph: Growth of $10,000 Invested in Various Funds and Indexes

		The graph shows the growth of $10,000 invested in Bridgeway
		Aggressive Growth Portfolio, the S&P500 large company index, the Russell 2000 small stock index and Lipper's Capital
		Appreciation Fund index over the two fiscal years that the Portfolio has been operational. The graph shows that these four theoretical investments were gradually increasing over this period and were fairly close in magnitude, until the last two quarters ending June, 1996, when the Aggressive
		Growth Portfolio "broke away from the pack."

	                          Aug-94   Sep-94   Dec-94   Mar-95   Jun-95   Sep-95	Dec-95	 Mar-96   Jun-96

Aggressive Growth Portfolio	 $10,000  $10,520  $10,877  $10,891  $11,953  $12,963  $13,824  $15,397  $17,123
S&P 500 	                 $10,000  $10,171  $10,170 	$11,155  $12,220  $13,192  $13,986  $14,737  $15,399
Russell 2000 	             $10,000  $10,514  $10,318 	$10,793  $11,805  $12,960  $13,242  $13,921  $14,614
Lipper Capital Apprec. Funds $10,000  $10,441  $10,294 	$11,011  $12,046  $13,123  $13,461  $14,202  $14,839


                                         June Qtr.	    1 Year	   Life-to-Date
	                                      3/29/96       6/30/95	     8/5/94 to
	                                     to 6/28/96	  to 6/28/96     6/28/96**
     Aggressive Growth Portfolio            11.2%        43.3%         32.7%
     S&P 500 Index (large stocks) *	         4.5%        26.0%         25.5%
     Russell 2000 (small growth stocks)*     5.0%        23.8%         22.1%
     Lipper Capital Appreciation Funds*	     5.0%        23.2%         23.1%

  * The Russell 2000 and S&P 500 are unmanaged indexes of large and small stocks, respectively, with dividends reinvested. The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.

  ** Life-to-date returns are annualized; quarterly returns are not annualized.

  Detailed Explanation of Performance

  Twelve of our companies increased by at least 50% during the fiscal year. The market favored our growth stocks strongly in the last two quarters and this helped us outperform the S&P 500 by more than 5% in each of the last two quarters. The highest performer was
  Medicis Pharmaceutical, Inc. up 227%.   When things go right they
  can be wonderful. The company was undervalued to begin with. A 14:1 reverse split and listing on NASDAQ's major market brought it new investor interest just as earnings were accelerating. What a market ride!

  On the other side of the ledger, we had three stocks declining more than 50%: AG Associates (-68.5%), Cytel (-55%), and Prins Recycling (-53%). AG Associates is (unfortunately) a good example of what can go wrong. We bought this manufacturer of semiconductor-related equipment near the peak of the semiconductor boom. The industry experienced a slump within a few months of purchase. To make matters (much) worse, the company lost its largest, and major, customer shortly thereafter. Ouch! Fortunately, these more volatile issues are limited in the size of positions we take.

  Conclusion

  I trust you are pleased with Fiscal Year 1996. Remarkably, all three of Bridgeway's portfolios finished this fiscal year in the top 10% of their peer groups according to Morningstar. Of course, not every year will be this good. (Does anyone remember what a real correction looks like?) I plan to be fully invested when the next correction does occur. From my previous letters, you know I think that timing the economy and market is a poor investment strategy. The overall track record of professionals trying it is abysmal. The stock market is a long term investment, and I advise against putting money in any stock market instrument that you anticipate needing to spend in the next three years. For those of you who have been with Bridgeway at least a year, we have built up a tidy "surplus" against the next downturn.

  As always, I appreciate your feedback and suggestions. We have received a number of helpful comments and are always looking for ways to improve our service. Please keep your ideas coming.

  Sincerely,


  /s/ John Montgomery

  John Montgomery

July 26, 1996


Dear Fellow Socially Responsible Shareholder,

The June quarter was much better. It was good enough to put us ahead of the S&P 500 for the year and way ahead of Lipper's growth and income fund average. According to Morningstar, our Portfolio ranked 43rd of 473 growth and income funds. Who says a socially responsible fund has to underperform financially???

Financial Performance

Bridgeway Social Responsibility Portfolio rose 10.8% in the June quarter, versus 3.4% for Lipper's growth and income fund average and 4.5% for the S&P 500 Index.

For the Fiscal Year ending June 30, the Portfolio rose 26.6% versus 21.5% for Lipper's growth and income fund average and 26.0% for the S&P 500. I am very pleased with our fiscal year performance, but won't be satisfied until we are back above the S&P 500 on a life-to-date basis. Compared to our peer group of growth and income funds we are doing well across the board.

The graph below compares our performance to that of our two benchmarks on a cumulative quarterly basis, and the table on the following page presents SEC standardized performance for the June quarter, fiscal year, and life-to-date:

   Edgar Representation of Graph: Growth of $10,000 Invested in Bridgeway Resp. Portfolio

                The graph shows the growth of $10,000 invested in Bridgeway
                Social Responsibility Portfolio, the S&P500 large company index, and Lipper's Growth and Income Fund index over the two fiscal years that the Portfolio has been operational.
                The graph shows that these four theoretical investments were gradually increasing over this period. The S&P 500 index has led in performance over most of the period. The
                Social Responsibility Portfolio had a particularly strong last quarter, narrowing the gap with the S&P 500 index and continuing it's strong outperformance of Lipper's Growth and Income funds in the last quarter and fiscal year.



                                  Aug-94   Sep-94   Dec-94   Mar-95   Jun-95   Sep-95   Dec-95   Mar-96   Jun-96

Social Responsibility Portfolio	 $10,000  $10,594  $10,151  $11,236  $11,892  $12,865  $13,224  $13,593  $15,060
S&P 500 	                     $10,000  $10,171  $10,170  $11,155  $12,220  $13,192  $13,986  $14,737  $15,399
Lipper Growth & Income Funds	 $10,000  $10,100   $9,901  $11,192  $11,554  $12,363  $12,918 	$14,080  $14,038



                                                   June Qtr.      1 Year     Life-to-Date
                                                    3/29/96       6/30/95     8/5/94 to
                                                   to 6/28/96    to 6/28/96  6/28/96 **
         Social Responsibility Portfolio	            10.8%       26.6%        24.0%
         S&P 500 Index (large stocks) *	                 4.5%       26.0%        25.5%
         Lipper Growth & Income Funds*	                 3.4%    	21.5%        19.5%



  * The S&P 500 is an unmanaged index of large stocks with dividends reinvested. The Lipper Growth & Income Funds reflect the aggregate record of growth and income mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.
  ** Life-to-date returns are annualized; periods shorter than one year are not annualized.

  Detailed Explanation of Financial Performance

  Positions in three of our companies have more than doubled since we purchased them: Nike (which nearly tripled), Safeway Stores (up 174%), and Medtronics (up 104%). On the other side of the ledger, we have had no stocks which declined as much as 50%, but we had a couple of technology companies which were caught in the technology selloff in the middle of the fiscal year, notably Digital Equipment Corporation. Our biggest declining stock has been Healthy Planet products, down 39% since our purchase. This maker of greeting cards suffered a slowdown of growth in the last two quarters after commanding a hefty price premium due to several prior years of strong growth in what would appear to be a great niche market. The portfolio encountered no unusual overall trends during the fiscal year, except perhaps a very cooperative market. According to June 30 statistics released by Morningstar on our fund, the Portfolio's price to earnings ratio of 22.4 almost matches that of the S&P 500's 22.8. The growth rate of these companies is a bit higher than the broader market, however.

  As described in our last letter, we made one change in our portfolio management which yielded much better performance in the June quarter. Previously, we have ranked 680 companies according to shareholder weightings of ten social criteria. We then pick from among the top fifth of these according to our financial models. While this will remain our core strategy, we are also now "starting at the other end and working backwards." For a rather small portion of our portfolio holdings we have now begun to take the top companies identified by our financial models and perform research as to their corporate responsibility. Only companies which rate highly both financially and socially are added to the Portfolio. This effectively increases the universe of stocks we are looking at. This new process has yielded some very attractive firms from a social standpoint, including Sofamor-Danik Group and Zytec Corporation.

  Social Responsibility Highlight

  "You won't believe this company. It's got it all." That's what Joanna said when she completed the research on Sofamor-Danik Group. It scored very highly on 9 of our 10 social criteria.
  In fact, the breadth of their programs was perhaps most impressive. This company has an important chemical recycling program, a strong employee stock ownership plan, a very flat organization with a high level of worker participation in decision-making, excellent benefit and leave policies, flexible hours, and help with day-care. These policies have helped the company grow at a 15% annual rate. The company also contributes 1/4 to 1/2% of sales to charitable organizations. . . . but is it profitable? Yes, very, but the rate of earnings growth has slowed recently. The only area the company scored low in was advancement of minorities in the workplace. However, the company is working on this and has instituted diversity training.

  Conclusion

  I trust you are pleased with Fiscal Year 1996. Remarkably, all three of Bridgeway's portfolios finished this fiscal year in the top 10% of their peer groups according to Morningstar. Of course, not every year will be this good. (Does anyone remember what a real correction looks like?) I plan to be fully invested when the next correction does occur. From my previous letters, you know I think that timing the economy and market is a poor investment strategy. The overall track record of professionals trying it is abysmal. The stock market is a long term investment, and I advise against putting money in any stock market instrument that you anticipate needing to spend in the next three years.

  As always, I appreciate your feedback and suggestions. We have received a number of helpful ideas and are always looking for ways to improve our service. Please keep your ideas coming.

  Sincerely,


  /s/ John Montgomery

  John Montgomery

Report of Independent Accountants



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios:

     We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Bridgeway Fund, Inc. (comprising, respectively, the Ultra-Small Company, Aggressive Growth, and Social Responsibility Portfolios) as of June 30, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended June 30 1996 and for the period from August 5, 1994 (commencement of operations) to June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Bridgeway Fund, Inc. as of June 30, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year ended June 30, 1996 and for the period from August 5, 1994 (commencement of operations) to June 30, 1995, in conformity with generally accepted accounting principles.

/s/ COOPERS & LYBRAND L.L.P.


Houston, Texas
September 12, 1996

                                BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY PORTFOLIO
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value

 Common Stock- 86.8%
    Air Transport- 0.9%
              Atlantic Coast Airlines  *                         3,100      $40,490

    Aircraft Manf./Components- 0.3%
              Petrol Helicopters, Inc.                           1,000       16,000

    Auto Parts- 0.7%
              Deflecta-Shield Corp.  *                           4,900       31,238

    Automobiles- 0.8%
              Collins Industries, Inc.  *                        7,500       37,500

    Banking- 5.3%
              Cascade Bancorp  *                                 1,000       20,250
              Dime Financial Corporation                         4,900       74,725
              Franklin Bank National Assoc.                        115        1,208
              Grove Bank                                           300        9,075
              Home Port Bancorp, Inc.                            3,000       39,000
              Metropolitan Bancorp  *                            6,200       83,700
              Peoples Bank Of Indianapolis                         500       14,875
                                                                          ---------
                                                                            242,833
    Beverages- 0.8%
              Cable Car Beverage Corp.  *                       19,800       35,888

    Broadcasting- 0.8%
              All American Communications, Inc.                  3,500       35,000

    Building- 2%
              Engle Homes, Inc  *                                2,500       20,625
              Zaring Homes, Inc.  *                              5,000       68,750
                                                                          ---------
                                                                             89,375
    Coatings, Paint,Varnishes- 0.5%
              Southwall Technologies, Inc.  *                    3,200       24,000

    Data Processing- 11.9%
              Bell Microproducts, Inc.  *                        7,300       55,662
              Cognitronics Corporation  *                        3,000       15,000
              Citation Computer Systems, Inc.  *                 4,800       88,800
              Equitrac Corporation  *                            1,000        9,375
              General Automation, Inc.  *                       22,000       60,500
              International MicroComputer Software Co.  *        2,800       24,850
              Qlogic Corporation  *                              2,100       21,000
              STB Systems, Inc.  *                               9,500      162,688
              Symix Systems, Inc.  *                             5,900       92,925
              Xata Corporation  *                                1,000       10,375
                                                                          ---------
                                                                            541,175

                                BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY PORTFOLIO
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value

    Drugs-Generic and OTC- 2.4%
              Embrex, Inc.  *                                   13,500       89,438
              Procyte Corporation  *                             5,800       20,662
                                                                          ---------
                                                                            110,100
    Education- 0.9%
              TRO Learning, Inc.  *                              2,600       42,250

    Electronics/Electric- 9.4%
              Aseco Corporation  *                               2,690       26,563
              Circuit Systems, Inc.  *                           2,200       13,750
              Diagnostic/Retrieval Systems, Inc.  *              4,500       49,500
              Jaco Electronics, Inc.  *                          1,000       10,125
              Nanometrics, Inc.  *                               1,000        6,000
              Polk Audio, Inc.  *                                2,500       36,563
              Reliability, Inc.  *                               8,000       51,000
              Sigmatron Intlernational, Inc.  *                  2,300       25,300
              Semtech Corporation  *                             4,900       44,100
              Spectrum Control, Inc.  *                          3,000       14,625
              Super Vision Int'l., Inc.  *                       5,500       48,813
              Tylan General, Inc.  *                             2,100       27,825
              Zytec Corporation  *                               4,200       76,125
                                                                          ---------
                                                                            430,289
    Finance- 0.7%
              American Physicians Services Grp.  *               1,900       18,288
              TFC Enterprises, Inc.  *                           5,800       13,775
                                                                          ---------
                                                                             32,063
    Food- 1%
              Armanino Foods Distinction  *                     11,000       16,500
              Fresh America Corporation  *                       2,000       27,250
                                                                          ---------
                                                                             43,750
    Food Serving- 0.1%
              Family Steak House, Inc.  *                        6,200        4,263

    Health Care Facilities- 1.7%
              Caretenders Health Corp.  *                        2,800       21,000
              Alliance Imaging, Inc.  *                          3,000       15,000
              SMT Health Services, Inc.  *                       4,900       41,650
                                                                          ---------
                                                                             77,650
    Hotels/Motels/Inns- 0.1%
              Buckhead America Corp.  *                          1,000        6,380

                                BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY PORTFOLIO
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value

    Insurance- 1.6%
              Home State Holdings, Inc.  *                       1,000        8,375
              MCM Corporation                                    4,000       22,000
              Omni Insurance Group  *                            1,000        8,500
              Unico American Corp.                               4,500       32,625
                                                                          ---------
                                                                             71,500
    Jewelry, Silverware, Watches- 0.3%
              Barry's Jewelers, Inc.  *                          4,000       14,000

    Leisure-Amusement- 5.5%
              E R O, Inc.  *                                     2,800       17,500
              Funco, Inc.  *                                    11,000       94,875
              Play By Play Toys & Novelties  *                   1,500       21,375
              SCP Pool Corporation  *                            5,000       90,000
              PTI Holding, Inc.  *                               3,400       26,775
                                                                          ---------
                                                                            250,525
    Machinery- 2.6%
              Chart Industries, Inc.                             4,200       59,325
              Farr Company  *                                    1,000       13,250
              PPT Vision, Inc.  *                                1,500       18,563
              Venturian Corporation  *                           2,000       25,500
                                                                          ---------
                                                                            116,638
    Manufacturing/Distr.- 0.3%
              Unit Instruments, Inc.  *                          1,000       13,875

    Medical Equipment/Supplies- 3.7%
              AFP Imagining Corporation  *                       3,000        4,312
              Biosource International, Inc.  *                   3,300       29,803
              Fischer Imaging Corporation  *                     2,000       24,000
              I-Flow Corporation  *                              6,000       30,000
              Medical Resources, Inc.  *                         6,300       55,913
              Microtek Medical, Inc.  *                          1,800       27,000
                                                                          ---------
                                                                            171,028
    Mining- 0.7%
              Alta Gold  *                                       9,000       32,063

                                BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY PORTFOLIO
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value

    Oil & Gas- 11%
              Astrotech International Corp.  *                   2,000       11,250
              Bellwether Exploration Co.  *                      7,700       46,200
              Comstock Resources, Inc.  *                        9,500       96,781
              American Oilfield Divers  *                        7,300       65,700
              Maverick Tube Corp.  *                             6,600       77,550
              McFarland Energy, Inc.  *                          5,700       51,300
              Maynard Oil Company  *                             1,500       12,375
              Callon Petroleum Company  *                        3,100       38,750
              Petroleum Development Corp.  *                    25,500       70,125
              UTI Energy Corporation  *                          1,800       20,925
              Tatham Offshore, Inc.  *                          12,000       10,500
                                                                          ---------
                                                                            501,456
    Pollution Control- 0.6%
              American Eco Corporation  *                        3,000       25,500

    Retail Stores- 7.4%
              Gantos, Inc.  *                                   20,800      118,300
              Calloways Nursery  *                               7,000        6,125
              Jim Hjelms Private Collections  *                  4,500       11,812
              Nutrition For Life International  *                2,580       38,700
              Tuesday Morning Corporation  *                     4,300       57,513
              Village Super Market, Inc.  *                        400        3,400
              One Price Clothing Stores  *                      18,400      101,200
                                                                          ---------
                                                                            337,050
    Securities- 3.7%
              Advest Group, Inc.  *                              3,100       31,775
              JB Oxford Holdings, Inc.  *                       14,200       40,825
              M. H. Myerson & Company  *                         9,600       36,600
              Southwest Securities Group                         5,000       58,125
                                                                          ---------
                                                                            167,325
    Services- 2.5%
              Advanced Marketing Services, Inc.  *               5,600       72,100
              RCM Technologies, Inc.  *                          4,500       40,500
                                                                          ---------
                                                                            112,600
    Specialty Instruments- 0.6%
              Laser Industries Ltd.  *                           1,700       26,350

    Steel / Iron- 1.4%
              Northwest Pipe Company  *                          3,800       64,600

                                BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY PORTFOLIO
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value

    Telecommunications- 3.7%
              EMCEE Broadcast Products  *                        7,500       58,125
              Microlog Corporation  *                            1,000        9,500
              Spectran Corporation  *                            4,200       81,900
              World Access, Inc.  *                              2,000       19,000
                                                                          ---------
                                                                            168,525
    Textiles- 0.9%
              Farrah, Inc.  *                                    5,900       43,515
                                                                          ---------

 Total Common Stocks (Identified Cost $3,637,359)                         3,956,794

 Short-term Investments- 2.7%
    Money Market Funds- 2.7%
              SEI Daily Income Trust Prime Obligations          40,623       40,623
              Starburst Money Market Fund                       40,623       40,623
              Lehman Bros. Prime Money Market Class A           41,853       41,853
                                                                          ---------
                                                                            123,099
                                                                          ---------

 Total Short-term Investments (Identified Cost $123,099)                    123,099
                                                                          ---------

 Total Investments (Identified Cost $3,760,458)- 89.5% **                 4,079,893
 Other Assets and Liabilities-Net: 10.5%                                    _______
                                                                            477,698
                                                                          ---------
 Total Net Assets-100%                                                   $4,557,591
                                                                          =========

 * Non-income producing security as no dividends were paid during the period from July 1, 1995 to June 30, 1996.

 ** The aggregate identified cost on a tax basis is $3,760,458. Gross unrealized appreciation and depreciation were $498,416 and $178,981, respectively, or net unrealized appreciation of $319,435.

 See accompanying notes to financial statements.

                                BRIDGEWAY FUND, INC.
                             AGGRESSIVE GROWTH PORTFOLIO
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value

 Common Stocks- 89.7%
    Airlines- 10.3%
              AMR Corporation  * #                               1,100     $100,100
              Atlantic Coast Airlines, Inc.  *                   2,300       30,044
              Continental Airlines (Class B)  *                    400       24,700
                                                                          ---------
                                                                            154,844
    Banking- 0.6%
              Grove Bank                                           300        9,075

    Data Processing/Hardware- 14.9%
              IKOS System, Inc.  *                                 500       10,563
              Jabil Circuit, Inc.  *                             2,000       24,500
              Citation Computer Systems, Inc.  *                 1,000       18,500
              Equitrac Corporation  *                            1,500       14,063
              General Automation, Inc.  *                       17,000       46,750
              Sun Microsystems, Inc.  *                          1,480       87,136
              Bell Microproducts, Inc.  *                        1,400       10,675
              Zoom Telephonics, Inc.  *                            850       12,325
                                                                          ---------
                                                                            224,512
    Software- 1.1%
              Symix Systems, Inc.  *                             1,000       15,750

    Electronics/Electric- 11%
              C-Cube Microsystems, Inc.  *                         400       13,200
              Sigmatron International, Inc.  *                   1,000       11,000
              Aseco Corporation  *                                 700        6,913
              Nanometrics, Inc.  *                               2,000       12,000
              Veeco Instruments, Inc.  *                         1,100       15,538
              Raychem Corporation                                  750       53,907
              Advanced Semiconducor Materials Int'l  *           1,900       20,662
              Reliability, Inc.  *                               1,400        8,925
              Siliconix, Inc.  *                                 1,100       23,650
                                                                          ---------
                                                                            165,795
    Graphic Arts- 0.9%
              Gibson Greeting, Inc.  *                           1,000       13,750

    Household Products- 1.2%
              Iona Appliances, Inc.  *                           2,800       18,564

    Sports / Outdoor equip.- 1.3%
              SCP Pool Corporation  *                            1,100       19,800

                                BRIDGEWAY FUND, INC.
                       AGGRESSIVE GROWTH PORTFOLIO, Continued
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value

    Machinery- 8.1%
              JLG Industries                                       940       69,795
              Chart Industries                                   1,000       14,125
              Gleason Corporation                                  950       37,050
                                                                          ---------
                                                                            120,970
    Medical Equipment/Supplies- 2.3%
              Bioradiations Labs, Inc. (Class A)  *                938       33,650

    Mutual Funds- 0.8%
              New Germany Fund  *                                  550        6,944
              Spain Fund                                           400        4,750
                                                                          ---------
                                                                             11,694
    Oil & Gas- 9.8%
              Comstock Resources, Inc.  *                        4,900       49,919
              Louisiana Land  & Exploration Co.                  1,300       74,913
              McFarland Energy, Inc.  *                          2,400       21,600
                                                                          ---------
                                                                            146,432
    Retail Stores- 18.3%
              Tuesday Morning Corporation  *                     1,200       16,050
              Carson Pirie Scott & Company  *                    1,000       26,750
              TJX Companies, Inc.  * #                           3,800      128,250
              Damark International, Inc.  *                      1,700       23,800
              CompUSA, Inc.  * #                                 1,280       43,680
              One Price Clothing Store, Inc.  *                  4,400       24,200
              Nutrition for Life Int'l, Inc.  *                    800       12,000
                                                                          ---------
                                                                            274,730
    Securities Industry- 2%
              Advest Group, Inc.  *                              1,500       15,375
              JB Oxford Holdings, Inc.  *                        5,300       15,238
                                                                          ---------
                                                                             30,613
    Steel/Iron- 1.1%
              Northwest Pipe Company  *                          1,000       17,000

    Metals (Titanium)- 4.1%
              Oregon Metallurgical Corporation  *                2,100       61,950

    Services- 1.9%
              Team Rental Group, Inc.  *                         2,000       28,000
                                                                          ---------
 Total Common Stocks (Identified Cost $1,216,057)                         1,347,129

                                BRIDGEWAY FUND, INC.
                       AGGRESSIVE GROWTH PORTFOLIO, Continued
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value


 Options- 2.1%
    Air Transport- 1%
              AMR Corp. 1/97 Calls @70                             200        4,675
              AMR Corp. 1/97 Calls @75                             400       10,246
                                                                          ---------
                                                                             14,921
    Retail Stores- 1.1%
              TJX 10/96 Calls                                      600        8,250
              CompUSA, Inc. 11/96 Calls @25                        800        8,200
                                                                          ---------
                                                                             16,450
                                                                          ---------

 Total Options (Identified Cost $34,300)                                     31,371

 Short-term Investments- 6.2%
    Money Market Funds- 6.2%
              SEI Daily Income Trust Prime Obligations          30,931       30,931
              Starburst Money Market Fund                       30,931       30,931
              Lehman Bros. Prime Money Market Class A           31,868       31,868
                                                                          ---------
                                                                             93,730
                                                                          ---------

 Total Short-term Investments (Identified Cost $93,730)                      93,730
                                                                          ---------

 Total Investments (Identified Cost $1,344,087)- 98% **                   1,472,230
 Other Assets and Liabilities-Net: 2%                                        30,255
                                                                          ---------
 Total Net Assets-100%                                                   $1,502,485
                                                                          =========

 * Non-income producing security as no dividends were paid during the period from July 1, 1995 to June 30, 1996.

 ** The aggregate identified cost on a tax basis is $1,344,087. Gross unrealized appreciation and depreciation were $201,429 and $73,286, respectively, or net unrealized appreciation of $128,143.

 #  The portfolio owns a call option on this security.

 See accompanying notes to financial statements.

                                BRIDGEWAY FUND, INC.
                           SOCIAL RESPONSIBILITY PORTFOLIO
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value

 Common Stock- 74.4%
    Air Transport- 7.6%
              AMR Corporation  *                                   300      $27,300

    Banking- 2.5%
              Bank of Boston                                        45        2,228
              MBNA Corporation                                     240        6,840
                                                                          ---------
                                                                              9,068
    Beverages- 2.5%
              Pepsico, Inc.                                        250        8,875

    Data Processing- 5.6%
              Compaq Computers  *                                  190        9,334
              Digital Equipment Corporation  *                     245       11,056
                                                                          ---------
                                                                             20,390
    Drugs-Generic and OTC- 10.5%
              Merck & Company                                      195       12,602
              Pfizer, Inc.                                         155       11,063
              Schering Plough                                      229       14,371
                                                                          ---------
                                                                             38,036
    Education- 3.3%
              TRO Learning, Inc.  *                                735       11,944

    Electronics/Electric- 10%
              Maytag Corporation                                    16          338
              Sony Corporation                                     110        7,273
              Spectrum Controls, Inc.  *                         2,500       12,188
              Zytec Corporation  *                                 900       16,313
                                                                          ---------
                                                                             36,112
    Food- 0.2%
              Ben & Jerry's Homemade, Inc.  *                       50          850

    Graphic Arts- 1%
              Healthy Planet Products, Inc.  *                     525        3,577

    Health Care Facilities- 3.6%
              Alliance Imaging, Inc.  *                          1,200        6,000
              Pacificare Health Systems  *                         107        7,062
                                                                          ---------
                                                                             13,062
    Leather & Shoes- 4.8%
              Nike, Inc. (Class B)                                 170       17,468

                                BRIDGEWAY FUND, INC.
                     SOCIAL RESPONSIBILITY PORTFOLIO, Continued
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                       Showing percentage of total net assets
                                    June 30, 1996


    Industry  Company                                            Shares       Value

    Medical Equipment/Supplies- 10.5%
              Johnson & Johnson                                    230       11,385
              Medtronics, Inc.                                     278       15,568
              Sofamor/Danek Group  *                               400       11,100
                                                                          ---------
                                                                             38,053
    Paper / Products- 0.4%
              Champion International                                30        1,253

    Retail Stores- 3.8%
              Safeway Stores  *                                    412       13,596

    Specialty Instruments- 3.2%
              Hewlett-Packard Corp.                                116       11,557

    Telecommunications- 3.5%
              Cincinnati Bell  *                                   240       12,510

    Utilities-Electric- 1.4%
              Hawaiian Electric                                     70        2,485
              New England Electric Systems                          75        2,723
                                                                          ---------
                                                                              5,208
                                                                          ---------

 Total Common Stocks (Identified Cost $222,993)                             268,859

 Short-term Investments- 25.6%
    Money Market Funds- 25.6%
              SEI Daily Income Trust Prime Obligations          12,325       12,325
              Starburst Money Market Fund                       12,325       12,325
              Strong Money Market, Inc.                         55,000       55,000
              Lehman Bros. Prime Money Market Class A           12,699       12,699
                                                                          ---------
                                                                             92,349
                                                                          ---------

 Total Short-term Investments (Identified Cost $92,349)                      92,349
                                                                          ---------

 Total Investments (Identified Cost $315,342)- 100% **                      361,208
 Other Assets and Liabilities-Net: 0%                                          (248)
                                                                          ---------
 Total Net Assets-100%                                                     $360,960
                                                                          =========

 * Non-income producing security as no dividends were paid during the period from July 1, 1995 to June 30, 1996.

 ** The aggregate identified cost on a tax basis is $315,342. Gross unrealized appreciation and depreciation were $55,062 and $9,196, respectively, or net unrealized appreciation of $45,866.

 See accompanying notes to financial statements.


                       BRIDGEWAY FUND, INC.
                   STATEMENT OF ASSETS AND LIABILITIES
                        As of June 30, 1996

                                                Ultra-Small     Aggressive      Social
                                                  Company         Growth     Responsibility
                                                  Portfolio      Portfolio     Portfolio
  Assets:
   Investments at value *                        $4,079,893     $1,472,230      $361,208
   Cash                                             484,472         37,882         7,189
   Receivable for interest                              173            209            95
   Receivable for dividends                           1,448            400           406
   Receivable from adviser                                0          1,529           308
   Prepaid expenses                                      11             11            11
   Deferred organization costs                       13,847         13,847        13,847
                                                  ---------      ---------      --------
         Total assets                             4,579,844      1,526,108       383,064
                                                  ---------      ---------      --------
  Liabilities:
   Payable for management fee                           165          1,532             9
   Payable for organization costs                    13,860         13,860        13,860
   Accrued expenses                                   8,228          8,231         8,235
                                                  ---------      ---------      --------
         Total liabilities                           22,253         23,623        22,104
                                                  ---------      ---------      --------
   Net Assets                                    $4,557,591     $1,502,485      $360,960
                                                  =========      =========      ========

   Shares Outstanding                               273,245         90,177        24,591
                                                  =========      =========      ========
   Net asset value, offering and redemption price
        per share                                    $16.68         $16.66        $14.68
                                                  =========      =========      ========
  Net Assets Represent:
   Paid-in capital                               $3,940,940     $1,222,591      $306,952
   Undistributed net realized gain                  297,216        151,751         8,142
   Net unrealized appreciation of investments       319,435        128,143        45,866
                                                  ---------      ---------      --------
   Net assets                                    $4,557,591     $1,502,485      $360,960
                                                  =========      =========      ========
  * Investments at cost                          $3,760,458     $1,344,087      $315,342
                                                  =========      =========      ========

  See accompanying notes to financial statements.


                       BRIDGEWAY FUND, INC.
                   STATEMENT OF ASSETS AND LIABILITIES
                        As of June 30, 1996

                                                Ultra-Small     Aggressive      Social
                                                  Company         Growth     Responsibility
                                                  Portfolio      Portfolio     Portfolio
  Investment income:
   Dividends                                         $5,297         $3,030        $1,982
   Interest                                           2,586          2,187           813
                                                  ---------      ---------      --------
         Total income                                 7,883          5,217         2,795

  Expenses:
   Management fees                                   14,056          8,037         1,416
   Accounting fees                                   10,090         10,090        10,090
   Audit fees                                         7,293          7,293         7,293
   Custody                                            4,380          4,397         4,397
   Amortization of organization costs                 4,581          4,581         4,581
   Insurance                                          1,739          1,739         1,739
   Legal                                              5,276          5,276         5,276
   Registration fees                                    416              0           135
   Director fees                                        800            800           800
   Miscellaneous                                         29             29            29
                                                  ---------      ---------      --------
         Total expenses                              48,660         42,242        35,756
   Less fees waived                                 (17,425)       (18,127)      (11,506)
   Less expenses reimbursed                               0         (9,579)      (21,098)
                                                  ---------      ---------      --------
         Net expenses                                31,235         14,536         3,152

                                                  ---------      ---------      --------
  Net investment loss                               (23,352)       (9,319)          (357)
                                                  ---------      ---------      --------

  Net realized and unrealized gain on investments:
   Net realized gain on investments                 371,952       166,362         10,228
   Net change in unrealized appreciation            247,576        95,798         39,110
                                                  ---------      ---------      --------
   Net realized and unrealized gain                 619,528       262,160         49,338

  Net increase in assets
   resulting from operations:                      $596,176      $252,841        $48,981
                                                   ========      ========       ========
  See accompanying notes to financial statements.

                                         BRIDGEWAY FUND, INC.
                                     STATEMENT OF CHANGES IN NET ASSETS


                            Ultra-Small Company Portfolio   Aggressive Growth Portfolio   Social Responsibility Portfolio
                                 Year ended                     Year ended                      Year ended
                            June 30, 1996  see * below     June 30, 1996  see * below      June 30, 1996  see * below
  Increase (decrease) in net assets:
  Operations:
   Net investment
     income (loss)               ($23,352)     ($2,117)          ($9,319)       ($465)             ($357)        $295
   Net realized gain (loss)
     on investments               371,952       (3,571)          166,362       (1,720)            10,228         (854)
   Net change in unrealized
     appreciation                 247,576       70,908            95,798       32,675             39,110        7,469
                              -----------     --------       -----------    ---------        -----------     --------
       Net increase resulting
        from operations           596,176       65,220           252,841       30,490             48,981        6,910

   Distributions to shareholders:
       From net investment
         income                         0           (4)                0            0               (297)         (19)
       From realized gains
         on investments           (44,243)        (220)           (4,442)         (48)                 0            0
                               -----------     --------       -----------    ---------        -----------     --------
         Total distributions to
           shareholders           (44,243)        (224)           (4,442)         (48)              (297)         (19)

  Fund share transactions:
   Proceeds from sale of
     shares                      3,392,930      568,271           989,807      188,873            268,541       33,982
   Reinvestment of dividends        43,592          224             3,894           48                297           19
   Cost of shares redeemed         (98,400)           0           (15,887)           0            (20,983)        (518)
                               -----------     --------       -----------    ---------        -----------     --------
       Net increase from Fund
         share transactions      3,338,122      568,495           977,814      188,921            247,855       33,483
                               -----------     --------       -----------    ---------        -----------     --------
       Net increase in
         net assets              3,890,055      633,491         1,226,213      219,363            296,539       40,374

  Net assets:
   Beginning of period             667,536       34,045           276,272       56,909             64,421       24,047
                               -----------     --------       -----------    ---------        -----------     --------
   End of period                $4,557,591     $667,536        $1,502,485     $276,272           $360,960      $64,421
                               ===========     ========       ===========    =========        ===========     ========
  Number of Fund shares:
   Sold                            217,309       55,498            67,496       17,837             20,594        3,152
   Issued on dividends
     reinvested                      3,338           22               294            5                 23            2
   Redeemed                         (6,219)           0            (1,209)           0             (1,577)         (45)
                               -----------     --------       -----------    ---------        -----------     --------
       Net increase                214,428       55,520            66,581       17,842             19,040        3,109

   Outstanding at beginning
     of period                      58,817        3,297            23,596        5,754              5,551        2,442
                               -----------     --------       -----------    ---------        -----------     --------

   Outstanding at end of period    273,245       58,817            90,177       23,596             24,591        5,551
                               ===========     ========       ===========    =========        ===========     ========

  *  from August 5, 1994 (commencement of operations) to June 30, 1995

  See accompanying notes to financial statements.

                                         BRIDGEWAY FUND, INC.
                                         FINANCIAL HIGHLIGHTS
                                 (for a share outstanding throughout the period)

                                      Ultra-Small Company Portfolio   Aggressive Growth Portfolio   Social Responsibility Portfolio
                                       Year ended                     Year ended                      Year ended
                                      June 30, 1996  see * below     June 30, 1996  see * below      June 30, 1996  see * below
 Per share data
   Net asset value, beginning
     of period                          $11.35       $10.33            $11.71        $9.89             $11.61        $9.85
   Income (loss) from investment operations:
       Net investment
         income (loss)                   (0.21)       (0.04)            (0.18)       (0.02)             (0.02)        0.07
       Net realized and
         unrealized gain                  6.03         1.07              5.22         1.84               3.11         1.70
                                   -----------     --------       -----------    ---------        -----------     --------
            Total from investment
              operations                  5.82         1.03              5.04        1.82               3.09         1.77
   Less distributions to shareholders:
       Net investment income              0.00         0.00              0.00        0.00              (0.02)       (0.01)
       Net realized gains                (0.49)       (0.01)            (0.09)       0.00               0.00         0.00
                                   -----------     --------       -----------    ---------        -----------     --------
            Total distributions          (0.49)       (0.01)            (0.09)       0.00              (0.02)       (0.01)
                                   -----------     --------       -----------    ---------        -----------     --------
   Net asset value, end of period       $16.68       $11.35            $16.66      $11.71             $14.68       $11.61
                                   ===========     ========       ===========    =========        ===========     ========

  Total return [1]                        52.4%       10.5%              43.3%       19.5%              26.6%       18.9%

  Ratios & Supplemental Data
   Net assets, end of period        $4,557,591     $667,536        $1,502,485     $276,272          $360,960      $64,421
   Ratios to average net assets: [2]
       Expenses net of waivers and
         reimbursements                   1.97%       1.68%              1.97%       1.86%              1.48%       1.46%
       Expenses before waivers and
         reimbursements                   3.07%       8.34%              5.73%      16.15%             16.80%      72.83%
       Net investment income (loss)      (1.47%)      (0.65%)           (1.26%)      (0.30%)           (0.17%)      0.90%

   Portfolio turnover rate [2]           155.9%       103.6%            167.7%       139.9%             83.8%       71.7%
                                   ===========     ========       ===========    =========        ===========   ========

  [1] Not annualized for the period August 5, 1994 to June 30, 1995.
  [2} Annualized for the period August 5, 1994 to June 30, 1995.

  *  from August 5, 1994 (commencement of operations) to June 30, 1995

  See accompanying notes to financial statements.

                           BRIDGEWAY FUND, INC.
                       NOTES TO FINANCIAL STATEMENTS


1. Organization:

   Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

   The Fund is organized as a series fund and has three portfolios, the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. The Fund is authorized to issue 1,000,000,000 shares. The Fund commenced operations as a regulated investment company on August 5, 1994.

2. Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   Securities Valuation

   Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on the NASDAQ National Market. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

   Federal Income Taxes

   It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no Federal Income tax provision has been recorded.

   Deferred Organization Costs

   Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares held at the time of redemption.
   At June 30, 1996, each portfolio had deferred organization costs in the amount of $13,860 payable to Bridgeway Capital Management, Inc., a shareholder.

                           BRIDGEWAY FUND, INC.
                 NOTES TO FINANCIAL STATEMENTS, continued


   Distributions to Shareholders

   Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Use of Estimates in Financial Statements

   In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.

   Other

   Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

   Assets in the Social Responsibility Portfolio are very low, and will remain so until the distributor begins marketing this portfolio. Because commission cost per trade is unacceptably high as a percentage of assets, the distributor has reimbursed this portfolio for any commissions above one cent/share (the standard rate to which a $25 minimum applies). The distributor expects to continue this practice until portfolio net assets reach $750,000.

3. Use of Derivative Instruments

   The Aggressive Growth and Social Responsibility Portfolios may use derivative securities as outlined more fully under "Risk Factors, "Investment Objective and Policies," and "Principal Investment Restrictions," in the Prospectus. Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. During fiscal year 1996, the Social Responsibility Portfolio bought a single put on the S&P 500 Index at a cost of $126, which put was also sold during the fiscal year. This portfolio purchased and sold no other derivative instruments during the fiscal year. A Summary of options purchased by the Aggressive Growth Portfolio follows:

                                           Call Options         Put Options

                                      # of Calls       Cost   # of Puts    Cost

       Options outstanding 6/30/95             0         $0           0      $0
       Options purchased                      50    $46,075           2    $269
       Options expired                        (8)     ($575)          0      $0
       Options closed                        (22)  ($11,200)         (2)  ($269)
                                            ----    -------         ---   -----
       Outstanding at 6/30/96                 20    $34,300           0      $0
                                            ====    =======         ===   =====


                           BRIDGEWAY FUND, INC.
                 NOTES TO FINANCIAL STATEMENTS, continued


4. Management Contract:

   The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser" and "Distributor"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Aggressive Growth Portfolio and the Social Responsibility Portfolio pay Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of each portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of each portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. After April 30, 1995, the fee was adjusted monthly for the Aggressive Growth and the Social Responsibility Portfolios based upon a performance adjusted rate percentage. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.76% of the difference between the performance of the Fund and that of the Index, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%. The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49%.

   During the fiscal year ended June 30, 1996, each portfolio incurred $10,090 of accounting fees payable to the Adviser. The Adviser has waived both the management fees and accounting fees for the year ended June 30, 1996 for the Aggressive Growth and Social Responsibility Portfolios. For the Ultra-Small Company Portfolio, the Adviser has waived all management fees and a portion of the accounting fee.

   The Distributor committed to reimburse the Fund for any operating expenses above 2.5% of net assets during the first two years of operations. The Distributor currently has no plans to change this practice, and is required to continue this practice as long as it is registered to sell shares in the State of California. In addition, the distributor has been voluntarily reimbursing the Fund for any operating expenses above 2.0%, 1.5%, and 2.0% for the Aggressive Growth, Social Responsibility, and Ultra-Small Company Portfolios, respectively.

   One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery and all officers of the Fund is borne by the Adviser rather than the Fund.

5. Custodial Agreement:

   The Fund has entered into a Custodial Agreement with River Oaks Trust Company. As compensation for services rendered by the custodian, each portfolio will pay a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter. Such fee is based on the following annual rates: 0.14% of the first $10 million of each portfolio's average net assets, 0.12% of the next $30 million, 0.10% of any excess over $40 million. The fee is subject to an annual minimum fee of $10,000 for all portfolios combined.

                           BRIDGEWAY FUND, INC.
                 NOTES TO FINANCIAL STATEMENTS, continued


6. Cost, Purchases and Sales of Investment Securities:

   Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were as follows:

                                           Cost of     Proceeds
                                          Purchases   from Sales

    Ultra-Small Company                  $5,193,561   $2,493,760
    Aggressive Growth                    $2,046,758   $1,188,139
    Social Responsibility                  $319,549     $160,503